As filed with the Securities and Exchange Commission on October 15, 2003

================================================================================


                                       Securities Act File No. 333-108694
                                       Investment Company Act File No. 811-04656


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

                        (Check appropriate box or boxes)


[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]      Pre-Effective Amendment No. 1
[_]      Post-Effective Amendment No. __


                  and


[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 10


                             ______________________

               Ellsworth Convertible Growth and Income Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)
                            ________________________

           65 Madison Avenue, Suite 550, Morristown, New Jersey 07960
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                            ________________________

                                 (973) 631-1177
              (Registrant's Telephone Number, including Area Code)

            Thomas H. Dinsmore, Chairman and Chief Executive Officer
               Ellsworth Convertible Growth and Income Fund, Inc.
                                65 Madison Avenue
                          Morristown, New Jersey 07960
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                   Copies to:

                             Martha J. Hays, Esquire
                     Ballard Spahr Andrews & Ingersoll, LLP
                         1735 Market Street, 51st Floor
                           Philadelphia, PA 19103-7599

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement
                            ________________________

 If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with a dividend reinvestment plan,
                          check the following box. [X]
                            ________________________

  It is proposed that this filing will become effective (check appropriate box)

  [X]      when declared effective pursuant to section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===================================================================================================
  Title of Securities    Amount Being     Proposed Maximum    Proposed Maximum       Amount of
    Being Registered    Registered (1)   Offering Price Per  Aggregate Offering Registration Fee(2)
                                              Unit (1)            Price (1)
      Common Stock       3,000 shares          $8.02               $24,060             $1.93
    $ 0.01 par value
===================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low prices reported on the American Stock Exchange on October 13, 2003.

(2) A registration fee of $1,140.76 for 1,751,657 shares was previously paid in connection with the initial filing.


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

               Ellsworth Convertible Growth and Income Fund, Inc.
                        1,754,826 Shares of Common Stock
                   Issuable upon Exercise of Non-Transferable
               Rights to Subscribe for such Shares of Common Stock

         Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is offering to its common stockholders of record as of October 14, 2003 non-transferable rights ("Rights"). These Rights will allow you to subscribe for one share of the Fund's Common Stock for each six Rights held (the "Offer"). You will receive one Right for each whole share of Common Stock that you hold of record as of October 14, 2003, rounded up to the nearest number of Rights evenly divisible by six. The Rights will not be listed for trading on the American Stock Exchange ("AMEX") or any other exchange. The subscription price (the "Subscription Price") will be the lesser of 95% of (a) the net asset value per share of the Fund's Common Stock on November 20, 2003 (the "Pricing Date"), or
(b) the average of the volume-weighted average sales prices of a share of the Fund's Common Stock on the AMEX on the Pricing Date and the four preceding trading days.

         Rights may be exercised at any time prior to 5:00 p.m., Eastern time, on November 19, 2003 (the "Expiration Date"), unless extended. Since the Offer closes prior to the Pricing Date, stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights. Payment of the estimated Subscription Price of $7.76 per share must be made when a stockholder exercises the Rights.

         The Fund is a closed-end, diversified management investment company, whose shares of Common Stock are listed and traded on the AMEX under the symbol "ECF." The Fund invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal, over the long term, due to the nature of the securities in which it invests). The Fund will invest, under normal circumstances, at least 80% of the value of its assets (consisting of net assets plus the amount of any borrowings for investment purposes) in convertible securities. The net asset value per share of the Fund's Common Stock at the close of business on October 14, 2003 was $8.84, and the last reported sales price of a share of the Fund's Common Stock on the AMEX on that date was $7.97.


         Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Proceeds, before
                        Estimated                                 expenses, to
                  Subscription Price (1)       Sales Load         the Fund (2)
                  ----------------------       ----------       ----------------


Per Share               $7.76                     None             $7.76
Total                   $13,617,450               None             $13,617,450

(1) Estimated based on an estimated Subscription Price per share of 95% of the average of the volume-weighted average sales prices of a share of the Fund's Common Stock on the AMEX on October 14, 2003 and the four preceding trading days.

(2) Before deduction of expenses payable by the Fund, estimated at $165,559, which will be charged against paid-in capital of the Fund.

         Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer, you may experience an immediate dilution of the aggregate net asset value of your shares, which under certain circumstances may be substantial. This is because the Subscription Price per share and the net proceeds to the Fund for each new share sold will be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because it does not know what the net asset value or market price per share will be when the Offer expires or what proportion of the Rights will be exercised.


         This Prospectus contains information you should know before exercising your Rights, including information about risks. Please read it before you invest and keep it for future reference. A Statement of Additional Information, dated October 16, 2003, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The table of contents of the Statement of Additional Information appears on page 32 of this Prospectus, and a copy is available at no charge by calling the Information Agent at (888) 705-1032 or at the SEC's internet website (http://www.sec.gov).

         Shares will be ready for delivery on or about December 16, 2003.



                              --------------------


                The date of this Prospectus is October 16, 2003.

                               PROSPECTUS SUMMARY

         You should consider the matters discussed in this summary before investing in the Fund through the Offer. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the related Statement of Additional Information.

Purpose of the Offer

         The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its stockholders to increase the assets of the Fund available for investment so that it may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing stockholders in the Fund by giving them the opportunity to purchase additional shares at a price below market and/or net asset value and without incurring any brokerage commissions. See "The Offer-Purposes of the Offer."


         The Board of Directors believes that a larger asset base may increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the American Stock Exchange ("AMEX").


Important Terms of the Offer

Offer............................................  The Fund is offering to its stockholders non-transferable
                                                   rights ("Rights") to
                                                   subscribe for shares of the
                                                   Fund's Common Stock (the
                                                   "Offer").


Total number of shares available for primary
   subscription..................................  1,754,826 Shares of the
                                                   Fund's Common Stock (the
                                                   "Shares").


Number of Rights you will receive for each
   outstanding share you own on
   October 14, 2003 (the "Record Date")..........  One Right for every one share, rounded up to the
                                                   nearest number of Rights
                                                   evenly divisible by six.

Number of Shares you may purchase with your
   Rights at the Subscription Price per Share....  One Share for every six
                                                   Rights.


Subscription Price (the "Subscription Price")....  The lesser of 95% of (A) the net asset value per share of
                                                   the Fund's Common Stock on
                                                   November 20, 2003 (the
                                                   "Pricing Date"), or (B) the
                                                   average of the
                                                   volume-weighted average sales
                                                   prices of a share of the
                                                   Fund's Common Stock on the
                                                   AMEX on the Pricing Date and
                                                   the four preceding trading
                                                   days.



Additional Terms of the Offer

                 The Rights will not be listed for trading on the AMEX or any other exchange. Rights may be exercised at any time from October 17, 2003 through 5:00 p.m., Eastern time, on November 19, 2003 (the "Expiration Date"), unless extended. Since the Expiration Date is prior to the Pricing Date, stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

Payment of the estimated Subscription Price of $7.76 per Share must be made when a stockholder exercises the Rights.


Over-Subscription Privilege

         If you fully exercise all Rights issued to you, you will be entitled to subscribe for additional Shares that were not subscribed for by other stockholders. If sufficient Shares are available, all stockholders' over-subscription requests will be honored in full. If these requests for additional Shares exceed the Shares available, the available Shares will be allocated pro rata among stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See "The Offer - Over-Subscription Privilege."

Method of Exercising Rights


         The Rights will be evidenced by subscription certificates ("Subscription Certificates"). If you are a stockholder of record, your Subscription Certificate will be sent to you. If your shares are held by a nominee, such as a bank, broker, trust company or other financial institution ("Nominee"), the Subscription Certificate will be sent to your Nominee.


         Stockholders who are record owners can choose between either option below to exercise rights. Stockholders whose shares are held by a Nominee, must choose option (2) below to exercise their Rights.

         You may exercise your Rights in the following ways:


         (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment of the Estimated Subscription Price of $7.76 per Share, to American Stock Transfer & Trust Company (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment in good funds of the Estimated Subscription Price of $7.76 per Share must be received prior to 5:00 p.m. Eastern time on the Expiration Date. Final payment of the actual Subscription Price per Share must be received by the Subscription Agent by December 11, 2003.

         (2) Contact your Nominee, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery"). A stockholder who is a record owner may also contact a bank, broker, trust company, New York Stock Exchange member firm or financial institution, which can arrange for a Notice of Guaranteed Delivery. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date. A properly completed and executed Subscription Certificate, together with payment of the Estimated Subscription Price of $7.76 per Share, must be received by the Subscription Agent by the close of business on the third business day after the Expiration Date (November 24, 2003, unless the Offer is extended) or the Subscription Agent will not honor a Notice of Guaranteed Delivery. Final payment of the actual Subscription Price per share must be received by the Subscription Agent by December 11, 2003.

         Since the Expiration Date is prior to the Pricing Date, stockholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise such Rights. Stockholders will have no right to rescind their subscription after the Subscription Agent has received their payment for Shares. See "The Offer - Method of Exercising Rights" and "The Offer - Payment for Shares." Subscription payments will be held by the Subscription Agent, in a segregated, interest bearing account, pending completion of the processing of the subscription. No interest on subscription payments will be paid to subscribers.

         The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the AMEX. Fractional shares will not be issued on exercise of Rights.

Obtaining Subscription Information

         Stockholders' inquiries about the Offer should be directed to their broker, bank or trust company, or to:


                    Georgeson Shareholder Communications Inc.
                                 (888) 705-1032


         You may also call the Fund collect at (973) 631-1177.


Important Dates to Remember

                           Event                                    Date
                           -----                                    ----

Record Date...............................................  October 14, 2003
Subscription Period.......................................  October 17, 2003 through November 19, 2003*
Expiration Date (Deadline for delivery of Subscription
   Certificate together with payment of Estimated
   Subscription Price, or for delivery of Notice of
   Guaranteed Delivery)...................................  November 19, 2003*
Pricing Date..............................................  November 20, 2003*
Nominee Subscription Certificate and Payment of
      Estimated Subscription Price for
      Shares Due Pursuant to Notice of
      Guaranteed Delivery.................................  November 24, 2003*
Confirmation to Participants..............................  November 26, 2003*
Final Payment for Shares..................................  December 11, 2003*


*Unless the Offer is extended.

Tax Consequences

         For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. You will not realize a taxable loss if your Rights expire without being exercised. See "The Offer - Federal Income Tax Consequences of the Offer."

Information about the Fund

         The Fund is a closed-end, diversified management investment company, incorporated under the laws of the State of Maryland on April 30, 1986.


         The Fund invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal due to the nature of the securities in which it invests). These investment objectives may be changed in the future by the Fund's Board of Directors without the approval of a majority of the Fund's outstanding voting securities. The Fund will provide stockholders with at least 60 days prior notice of any change to this investment policy.

         The Fund expects that a substantial majority of its invested assets will consist of convertible securities. The Fund has adopted a non-fundamental investment policy providing that the Fund will invest, under normal circumstances, at least 80% of the value of its assets (consisting of net assets plus the amount of any borrowings for investment purposes) in convertible securities. This investment policy may be changed in the future by the Fund's Board of Directors without the approval of a majority of the Fund's outstanding voting securities. The Fund will provide stockholders with at least 60 days prior notice of any change to this investment policy.


         In addition to the non-fundamental policy respecting convertible securities, the Fund has also adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in convertible securities (i.e., bonds, debentures, corporate notes, preferred stock or other securities that are convertible into common stock) and common stock received upon conversion or exchange of securities and retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. This investment policy cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The remainder of the Fund's total assets may be invested in other securities, including non-convertible equity and debt securities, options, warrants, U.S. Government or agency obligations, or repurchase agreements or they may be held as cash or cash equivalents. The Fund is not required to sell securities for the purpose of assuring that 65% of its total assets are invested in convertible securities.

         An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund's investment objectives will be realized. See "Investment Objectives and Policies."

Capital Stock


         The Fund's Common Stock is listed and traded on the AMEX under the symbol "ECF". As of October 14, 2003, the Fund had 10,464,994 shares of Common Stock issued and outstanding. See "Description of Capital Stock."


Investment Adviser


         Davis-Dinsmore Management Company (the "Adviser") provides investment advisory services to the Fund. For its services, the Fund pays the Adviser a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000, and 1/2 of 1% of the excess over $100,000,000, of the Fund's net asset value in such month. For purposes of calculation of the fee, the net asset value for a month will be the average of the Fund's net asset values at the close of business on the last business day on which the New York Stock Exchange is open in each week in the month. See "Management of the Fund."


Risk Factors and Special Considerations

         The following summarizes some of the matters that you should consider before subscribing for Shares of the Fund through the Offer.


Dilution..........................  Stockholders who do not fully exercise their
                                    Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer, you may experience an immediate dilution of the aggregate net asset value of your shares, which, under certain circumstances, may be substantial. This is because the Subscription Price per share and the net proceeds to the Fund for each new Share sold will be less than the Fund's net asset value per share on the Expiration Date. It is not possible to state precisely the amount of such dilution because it is not known at this time how many Shares will be subscribed for or what the net asset value or market price per share will be on the Pricing Date. For an example of the potential dilution that may result from the Offer see "Risk Factors and Special Considerations - Dilution."


Risk of Trading Discounts.........  The Fund's shares have generally traded in the market below (a discount from) net asset value since the commencement of the Fund's operations in April 1986. The Fund's shares have traded at discounts of as much as 26.50% since the Fund's inception. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund, such as the Fund, that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See "Risk Factors and Special Considerations - Risk of Trading Discounts."


                                    For the fiscal year ended September 30,
                                    2003, the Fund's shares traded in the market at an average daily discount to net asset value of 4.02%. As of October 14, 2003, the discount to net asset value was 9.84%. There can be no assurance that the current discount level will not change. See "Description of Capital Stock - Net Asset Values and Sales Prices."

Risk of Decline in Net
Asset Value.......................  The Fund is subject to market risk - the possibility that the securities it holds will decline over short or extended periods of time. As a result, the value of an investment in the Fund's Common Stock will fluctuate with the market, and you could lose money over short or long periods of time. It is the Fund's policy to invest at least 80% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. See "Investment Objectives and Policies - Discussion of Convertible Securities."


Credit Risk.......................  Credit risk is the risk that an issuer will fail to pay interest or dividends and
                                    principal in a timely manner. Companies that issue convertible securities may be small to medium-size, and they often have low credit ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered "junior" securities - that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities. Credit risk could be high for the Fund, because it could invest in securities with low credit quality.

Interest Rate Risk................  Interest rate risk is the possibility that prices of securities will decline along with overall bond prices, over short or even long periods, because of rising interest rates. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.



Manager Risk......................  Manager risk is the risk that poor security selection will cause the Fund to
                                    underperform other funds with a similar
                                    investment objective.

Anti-Takeover Provisions..........  The Fund has provisions in its Charter which could have the effect of limiting the
                                    ability of other entities or persons to
                                    acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. See "Certain Charter Provisions."


Ineligibility of Shares Issued
to Receive Next Dividend..........  Historically, the Fund has paid quarterly dividends to its stockholders. It is likely that the Fund's Board of Directors will declare a dividend during the Subscription Period. Because the record date for such dividend would be prior to the Expiration Date, any Shares issued pursuant to the Offer would not be eligible to receive such dividend. Additionally, since the Subscription Price would be determined after the dividend record date, the Subscription Price would be priced ex-dividend.

                                  FUND EXPENSES

         The following tables are intended to assist investors in understanding the various costs and expenses that a stockholder of the Fund will bear, directly or indirectly.

Stockholder Transaction Expenses
     Sales Load.........................................................      None
     Cash Payment Plan Fee..............................................    $1.25(1)
Annual Expenses (as a percentage of average net assets attributable to the Fund's Common Stock)
     Management Fees....................................................     0.75%
     Other Expenses(2)..................................................     0.55%
                                                                          -----------

     Total Annual Expenses..............................................     1.30%
                                                                          ===========

--------------------

(1)      Represents the bank service charge per transaction for the Cash Payment
         Plan.

(2) Other Expenses are based on estimated amounts for the current fiscal year.

Example


         The following Example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund's Common Stock. These amounts are based upon payment by the Fund of management fees and other expenses at the levels set forth in the above table.


         An investor would directly or indirectly pay the following expenses on a $1,000 investment in shares of the Fund's Common Stock, assuming (i) the market price at the time of investment was equal to the net asset value ("NAV") per share, (ii) a 5% annual return and (iii) reinvestment of all distributions at NAV:

         One Year          Three Years          Five Years          Ten Years
           $ 13                $ 41                $ 71                $157

         This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at NAV are required by regulation of the SEC and are applicable to all investment companies, and the assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the Fund's Common Stock. Actual expenses and annual rates of return may be more or less than those allowed for purposes of this Example. In addition, while the Example assumes reinvestment of all distributions at NAV, the Fund's Automatic Dividend Investment and Cash Payment Plan contemplates reinvestment of net investment income dividends and capital gain distributions in shares of the Fund's Common Stock, based on the lower of the market price or NAV on the valuation date, except that distributions may not be reinvested for less than 95% of the market price.

         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the six months ended March 31, 2003 has not been audited. The information for each of the ten fiscal years in the period ended September 30, 2002 has been audited by PricewaterhouseCoopers LLP, independent accountants. The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended September 30, 2002, together with the report of PricewaterhouseCoopers LLP thereon, and the unaudited financial statements included in the Semi-Annual Report to the Fund's Stockholders for the six months ended March 31, 2003 are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the Fund's 2002 Annual Report to Stockholders and the Fund's Semi-Annual Report to Stockholders dated March 31, 2003. The Statement of Additional Information, the Fund's 2002 Annual Report to Stockholders and the Fund's Semi-Annual Report to Stockholders dated March 31, 2003 may be obtained from the Fund free of charge by calling the Fund collect at (973) 631-1177.


                                            Six Months Ended
                                             March 31, 2003                       Years Ended September 30,
                                               (unaudited)           2002            2001            2000            1999
                                              ------------       ------------    ------------    ------------    ------------

Operating Performance:
Net asset value, beginning of period ......   $       7.81       $       8.67    $      11.82    $      11.23    $      11.18
                                              ------------       ------------    ------------    ------------    ------------
Net investment income .....................            .12                .34             .47             .42             .33
Net realized and unrealized gain (loss) ...            .13               (.76)          (1.88)           1.71            1.40
                                              ------------       ------------    ------------    ------------    ------------
    Total from investment operations ......            .25               (.42)          (1.41)           2.13            1.73
Less Distributions:
Dividends from net investment income ......           (.16)              (.44)           (.42)           (.35)           (.32)
Distributions from realized gains .........             --                 --           (1.32)          (1.23)          (1.36)
                                              ------------       ------------    ------------    ------------    ------------
    Total Distributions ...................           (.16)              (.44)          (1.74)          (1.58)          (1.68)
Capital share repurchases .................             --                 --              --             .04              --
                                              ------------       ------------    ------------    ------------    ------------
Net asset value, end of period ............   $       7.90       $       7.81    $       8.67    $      11.82    $      11.23
                                              ============       ============    ============    ============    ============

Market value, end of period ...............   $       7.52       $       7.55    $       8.35    $       9.88    $       9.38

Total Net Asset Value Return (%)(a) .......           3.23              (5.20)         (13.34)          21.85           16.42
Total Investment Return (%)(b) ............           1.71              (4.54)           2.21           25.72           10.39

Ratios/Supplemental Data:
Net assets, end of year ($000's) ..........   $     82,649       $     81,125    $     88,901    $    109,180    $     96,040
Ratio of expenses to average net assets (%)            1.3(c)             1.2             1.2             1.2             1.1
Ratio of net investment income to average
    net assets (%) ........................            3.2(c)             3.9             5.0             3.8             3.0
Portfolio turnover rate (%) ...............             38                 89              82              98              67

-------------------------
(a) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(b) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(c)      Annualized.

                                                                          Years Ended September 30,
                                                 1998          1997          1996          1995          1994          1993
                                              ----------    ----------    ----------    ----------    ----------    ----------

Operating Performance:
Net asset value, beginning of period ......   $    13.33    $    11.80    $    10.76    $     9.72    $    10.39    $     9.31
                                              ----------    ----------    ----------    ----------    ----------    ----------
Net investment income .....................          .35           .40           .43           .48           .51           .53
Net realized and unrealized gain (loss) ...         (.65)         2.59          1.37          1.30          (.58)         1.14
                                              ----------    ----------    ----------    ----------    ----------    ----------
    Total from investment operations ......         (.30)         2.99          1.80          1.78          (.07)         1.67
Less Distributions:
Dividends from net investment income ......         (.37)         (.40)         (.47)         (.51)         (.53)         (.50)
Distributions from realized gains .........        (1.48)        (1.06)         (.29)         (.23)         (.07)         (.09)
                                              ----------    ----------    ----------    ----------    ----------    ----------
    Total Distributions ...................        (1.85)        (1.46)         (.76)         (.74)         (.60)         (.59)
Capital share repurchases .................           --            --            --            --            --            --
                                              ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ............   $    11.18    $    13.33    $    11.80    $    10.76    $     9.72    $    10.39
                                              ==========    ==========    ==========    ==========    ==========    ==========

Market value, end of period ...............   $    10.00    $    11.25    $     9.88    $     9.13    $     8.38    $     9.38

Total Net Asset Value Return (%)(a) .......        (2.39)        27.77         17.43         19.50         (0.61)        18.60
Total Investment Return (%)(b) ............         5.21         30.93         17.13         18.95         (4.46)        19.73

Ratios/Supplemental Data:
Net assets, end of year ($000's) ..........   $   87,438    $   94,822    $   78,395    $   69,769    $   61,316    $   64,457
Ratio of expenses to average net assets (%)          1.1           1.2           1.2           1.2           1.1           1.2
Ratio of net investment income to average
    net assets (%) ........................          3.0           3.4           3.9           5.0           5.2           5.5
Portfolio turnover rate (%) ...............           59            71            70            44            45            99

-------------------------
(a) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(b) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.

                             INVESTMENT PERFORMANCE


         The table below presents average annual total returns of the Fund's Common Stock on two separate bases. The NAV Return is the compound average annual rate of return, using NAVs, on an amount invested in the Fund from the beginning to the end of the stated period and assumes reinvestment of net investment income dividends and capital gains distributions at NAV. The Market Value Return presents the same information, but values the Fund at market rather than NAV and reinvestment of dividends at actual reinvestment price and, therefore, reflects the actual experience of a stockholder, before commission costs, who bought and sold shares of the Fund at the beginning and ending dates.


         The record of the Credit Suisse First Boston Convertible Securities Index (the "CSFB Index") has been included so that the Fund's results may be compared with an index of convertible securities. The CSFB Index is an unmanaged index which generally includes 250-300 issues representing convertible issues, U.S. dollar-denominated debentures and preferred stock which can be converted into a specified number of shares of common stock. The record of the Standard & Poor's Composite Stock Price 500 Index (the "S&P 500 Index") has been included so that the Fund's results may be compared with a widely recognized, unmanaged benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The record of the Russell 2000(R) Index has been included so that the Fund's results may be compared with an unmanaged index reflecting the performance of the 2,000 smallest companies in the Russell 3000(R) Index (which represent the 3,000 largest U.S. companies based on total market capitalization). The Fund primarily invests in convertible securities. The figures for each Index assume reinvestment of dividends.


                                                                                                 From June 30,
                        One Year                                                               1986 (day trading
                          Ended       Three Years Ended   Five Years Ended   Ten Years Ended       began) to
                      September 30,     September 30,       September 30,     September 30,      September 30,
                         2003(%)           2003(%)             2003(%)           2003(%)             2003(%)
                      -------------   -----------------   ----------------   ---------------   -----------------

Fund NAV Return           13.99             -1.82               5.89               8.76               9.10

Fund Market Value
  Return                  10.81              2.70               8.47              10.64               9.72

Credit Suisse First
Boston Convertible
Securities Index           9.89              8.58               8.81              -3.85              29.51

S&P 500 Index             24.40            -10.12               1.00              10.04              10.98

Russell 2000(R)           36.54             -0.75               7.56               6.78*              6.90*
  Index

--------------------
* Simple appreciation of index.


         It should be noted that the NAV Return for the period from June 30, 1986 through September 30, 2003 is based on the Fund's initial NAV of $9.30 per share, rather than the initial public offering price of $10.00 per share. Accordingly, that figure does not reflect underwriting commissions and discounts or expenses of the offering paid by stockholders who purchased the Fund's shares in the initial public offering.

         The above results represent past performance and should not be considered an indication of future performance from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market prices will fluctuate, so that shares of Common Stock may be worth more or less than their original cost when sold.

                                    THE OFFER

Terms of the Offer


         The Fund is offering to common stockholders of record, as of the close of business on the Record Date, Rights to subscribe for an aggregate of 1,754,826 Shares of the Common Stock of the Fund.


         Each stockholder is being issued one Right for each whole share of Common Stock owned on the Record Date rounded up to the nearest number of Rights evenly divisible by six. The Rights entitle a stockholder to acquire at the subscription price one Share for each six Rights held. Fractional Shares will not be issued upon the exercise of Rights. In the case of shares held of record by a Nominee, the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by six) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on November 18, 2003, a written representation of the number of Rights required for such rounding.

         Rights may be exercised at any time during the subscription period, which commences on October 17, 2003 and ends as of 5:00 p.m., Eastern time, on November 19, 2003 (the "Subscription Period") unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date"). A stockholder's right to acquire one additional Share for each six Rights held during the Subscription Period at the subscription price is referred to as the "Primary Subscription." The Rights are evidenced by subscription certificates ("Subscription Certificates"), which will be mailed to stockholders or their Nominee.


         The subscription price (the "Subscription Price") will be the lesser of 95% of (A) the net asset value per share of the Fund's Common Stock on November 20, 2003 (the "Pricing Date"), or (B) the average of the volume-weighted average sales prices of a share of the Fund's Common Stock on the AMEX on the Pricing Date and the four preceding trading days. Since the time of the close of the Offer on the Expiration Date is prior to the Pricing Date, holders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.


         In addition, any stockholder who fully exercises all Rights issued to him or her is entitled to subscribe for additional Shares, which were not otherwise subscribed for in the Primary Subscription, at the Subscription Price (the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offer - Over-Subscription Privilege."

         The Rights are non-transferable. Therefore, only the underlying Shares, and not the Rights, will be listed for trading on the AMEX.

Purposes of the Offer


         The Board of Directors of the Fund has determined that (i) it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that it may be in a better position to take advantage of investment opportunities that may arise, and (ii) the potential benefits of the Offer to the Fund and its stockholders will outweigh the dilution to stockholders who do not fully exercise their Rights. The proceeds of the Offer will enable the Fund's portfolio managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. Increasing the size of the Fund also might result in lowering the Fund's expenses as a percentage of average net assets. The Offer seeks to reward investors by giving existing stockholders the opportunity to purchase additional Shares at a price below market and/or net asset value and without brokerage commissions.

         The Board of Directors of the Fund believe that a larger asset base may increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the AMEX.

         Currently, the majority of new convertible offerings are made pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). In order to participate in these offerings, a buyer must qualify as a Qualified Institutional Buyer ("QIB"). A QIB generally must have $100 million under management. Although the assets of the Fund are less than $100 million, the Fund is able to participate in these offerings because its investment adviser, Davis-Dinsmore Management Company (the "Adviser"), is a QIB (it is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and invests on a discretionary basis at least $100 million in securities). If the Adviser no longer qualified as a QIB, the Fund would no longer be able to participate in Rule 144A offerings. However, if the Offer is successful, the Fund may independently qualify as a QIB.

         The Adviser will benefit from the Offer because its fees are based on the average weekly net assets of the Fund. See "Management of the Fund-Management Fees." It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. Two of the Fund's Directors who voted to authorize the Offer are "interested persons," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Adviser, and therefore could benefit indirectly from the Offer. The other seven Directors are not "interested persons" of the Fund or the Adviser.


         The Fund may, in the future, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act.

         There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through the Offer.

Over-Subscription Privilege


         If some stockholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received from stockholders will be offered by means of the Over-Subscription Privilege to those stockholders who have exercised all of the Rights initially issued to them and who wish to acquire additional Shares. Stockholders who exercise all of the Rights initially issued to them should indicate on the Subscription Certificate how many Shares they are willing to acquire through this Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. However, if sufficient Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to stockholders who subscribe through the Over-Subscription Privilege will generally be in proportion to the number of shares of the Fund owned by them on the Record Date. The percentage of remaining Shares each over-subscribing Stockholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for through the Primary Subscription or the Over-Subscription Privilege. The Over-Subscription Privilege may result in additional dilution of interest and voting rights to stockholders, and additional reduction in the Fund's NAV per share.


         Thomas H. Dinsmore and Jane D. O'Keeffe (control persons of the Adviser) and certain other officers and employees of the Adviser may purchase shares of Common Stock in the Primary Subscription and the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other stockholders.

Subscription Price


         The Subscription Price for the Shares to be issued pursuant to the Offer will be the lesser of 95% of (A) the net asset value per share of the Fund's Common Stock on the Pricing Date or (B) the average of the volume-weighted average sales prices of a share on the AMEX on the Pricing Date and the four preceding trading days.

         The actual Subscription Price will not be determined until the Pricing Date. Therefore, stockholders wishing to exercise Rights must send to American Stock Transfer & Trust Company prior to the Expiration Date either: (i) the Estimated Subscription Price of $7.76 per Share, together with a completed Subscription Certificate, or (ii) a Notice of Guaranteed Delivery guaranteeing delivery of a properly completed and executed Subscription Certificate and payment for the Shares. see "The Offer - Methods of Exercising Rights" and "The Offer - Payment For Shares" on pages 14-17.

         The Fund announced the proposed Offer on July 18, 2003. The NAV per share of the Fund's Common Stock at the close of business on July 17, 2003 and October 14, 2003 were $8.54 and $8.84, respectively, and the last reported sales prices of a share of the Fund's Common Stock on the AMEX on those dates were $8.30 and $7.97, respectively.

         It is expected that the Fund's Board of Directors will declare a dividend during the Subscription Period. Any shares issued pursuant to the Offer would not be eligible to receive such dividend. Since the Subscription Price would be determined after the dividend record date, the Subscription Price would be priced ex-dividend.


Expiration of the Offer

         The Expiration Date is 5:00 p.m., Eastern time, on November 19, 2003, unless extended by the Fund. The Rights will expire on the Expiration Date and may not be exercised after that date. Since the close of the Offer on the Expiration Date is prior to the Pricing Date, stockholders who choose to exercise their Rights will not know the Subscription Price when they decide whether to acquire Shares on Primary Subscription or through the Over-Subscription Privilege.

Subscription Agent


         The Subscription Agent for the Offer is American Stock Transfer & Trust Company ("Subscription Agent"), which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, an estimated fee of $25,000 and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent.

         Signed Subscription Certificates should be sent to American Stock Transfer & Trust Company by one of the following methods:

         (1)      BY FIRST CLASS MAIL:
                  American Stock Transfer & Trust Company
                  59 Maiden Lane
                  New York, NY 10038

         (2)      BY EXPRESS MAIL OR OVERNIGHT COURIER:
                  American Stock Transfer & Trust Company
                  59 Maiden Lane
                  New York, NY 10038

         (3)      BY HAND:
                  (9:00 a.m. - 5:00 a.m. New York City Time)
                  59 Maiden Lane
                  Plaza Level
                  New York, NY 10038

                  DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

Information Agent


         Any questions or requests for assistance may be directed to Georgeson Shareholder Communications Inc., the Information Agent, at its toll free telephone number listed below:


                    Georgeson Shareholder Communications Inc.
                                 (888) 705-1032


         Stockholders may also call the Fund collect at (973) 631-1177 or contact their Nominees, who hold shares for the account of others, for information with respect to the Offer.


         The Fund will pay a fee of $7,500 to Georgeson Shareholder Communications Inc. and reimbursement for all out-of-pocket expenses related to its services as Information Agent.

Method of Exercising Rights


         Stockholders of record may exercise their Rights by filling in and signing the accompanying Subscription Certificate and mailing it in the envelope provided or by delivering the completed and signed Subscription Certificate to the Subscription Agent, together with any required payment for the Shares as described below under "Payment for Shares." Stockholders of record may also exercise Rights by contacting a broker, bank, trust company, New York Stock Exchange member firm, or financial institution ("Intermediary") which can arrange, on a stockholder's behalf, to guarantee delivery

(using a "Notice of Guaranteed Delivery") of a properly completed and executed Subscription Certificate and payment for the Shares.


         Rights may also be exercised by a stockholder whose shares are held by a Nominee, by contacting such Nominee, which can arrange, on the stockholder's behalf, to guarantee delivery (using a "Notice of Guaranteed Delivery") of a properly completed and executed Subscription Certificate and payment for the Shares.


         The Nominee or Intermediary may charge a fee for this service. Fractional Shares will not be issued. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is to be effected by means of a Notice of Guaranteed Delivery (see "Payment for Shares")) at the offices of the Subscription Agent.


                  Stockholders who are Record Owners. Stockholders who are record owners can choose between either option set forth below under "Payment for Shares." If time is of the essence, option
                  (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

                  Investors Whose Shares Are Held Through A Nominee. Stockholders whose shares are held by a Nominee, such as a broker, bank, trust company or financial institution, must contact that Nominee to exercise their Rights. In that case, the Nominee will complete the Subscription Certificate on behalf of the stockholder and arrange for proper payment by one of the methods set forth below under "Payment for Shares."

                  Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Certificate and submit it to the Subscription Agent, together with the proper payment described below under "Payment for Shares."

Payment for Shares

         Stockholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


         (1) A record owner can send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, together with the Subscription Certificate, to the Subscription Agent based on the Estimated Subscription Price of $7.76 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (November 19, 2003).

         (2) If your Nominee or Intermediary delivered a Notice of Guaranteed Delivery to the Subscription Agent prior to the Expiration Date, your Nominee or Intermediary must send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, together with the Subscription Certificate, to the Subscription Agent based on the Estimated Subscription Price of $7.76 per Share. To be accepted, such payment together with the Subscription Certificate must be received by the Subscription Agent prior to 5:00 pm., Eastern time, on the third business day after the Expiration Date (November 24, 2003, unless the Offer is extended).

         If the first method described above is used, payment by money order, personal check, certified check or bank cashier's check must accompany any Subscription Certificate for the Subscription Certificate to be accepted.


         Stockholders will have no right to rescind their subscription after receipt of their payment for shares by the Subscription Agent, except as provided under "Risk Factors and Special Considerations - Possible Suspension of the Offer."


         The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the stockholders, but if sent by mail it is recommended that such Subscription Certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., Eastern time, on the Expiration Date. If you pay directly, you have a choice of paying by money order, personal check, certified check, bank cashier's check, or by wire transfer. If you choose to pay by personal check, you will need to deliver your check to the Subscription Agent not less than 5 business days before the Expiration Date, since your check must clear before the Expiration Date.


         A confirmation will be sent by the Subscription Agent to each subscribing stockholder (or, if the Fund's Shares on the Record Date are held by a Nominee, to such Nominee) by November 26, 2003 (the "Confirmation Date"), showing (i) the number of Shares acquired pursuant to the Primary Subscription;
(ii) the number of Shares, if any, acquired through the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by the stockholder to the Fund or any excess to be refunded by the Fund to the stockholder, in each case based on the Subscription Price as determined on the Pricing Date. In the case of any stockholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the stockholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a stockholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a stockholder will be mailed by the Subscription Agent to such stockholder as promptly as possible within ten business days after the Confirmation Date. All proceeds received by the Subscription Agent in connection with the Offer will be held by the Subscription Agent, on behalf of the Fund, in a segregated, interest-bearing account.


         All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to American Stock Transfer & Trust Company.

         Issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment through any Notice of Guaranteed Delivery.


         If a stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of all amounts due by the tenth business day after the Confirmation Date, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid Shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such stockholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

         The Fund will only reject the purported exercise of any Right in the event that a deficiency exists concerning the timeliness, validity, form and/or eligibility of any exercise of Rights. All questions concerning such deficiencies will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.


Delivery of Share Certificates

         Participants in the Fund's Automatic Dividend Investment and Cash Payment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts. Stockholders whose Shares are held of record by a Nominee on their behalf will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of such Nominee. For all other stockholders, stock certificates for all Shares acquired will be mailed promptly after full payment for the subscribed Shares has been received and cleared.

Federal Income Tax Consequences of the Offer

         Stockholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a Stockholder expire without being exercised, no basis will be allocated to such Rights, and such Stockholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

         The tax basis of a stockholder's Common Stock will remain unchanged, and the stockholder's basis in the Rights will be zero. Notwithstanding this general rule, each stockholder may elect, with respect to all Rights issued to him, to allocate the tax basis of all shares of Common Stock that he holds on the Record Date between such shares and the Rights issued to him in proportion to their fair market values on the Record Date. To be valid, this election must be made by the stockholder in a statement attached to his timely-filed Federal income tax return for the taxable year that includes the Record Date and, once made, is irrevocable. However, if on the Record Date the fair market value of the Rights is 15% or more of the fair market value of the Common Stock, each stockholder will be required to allocate the tax basis of his shares of Common Stock in the manner described above in determining gain or loss on any subsequent sales of Common Stock. Stockholders should consult their own tax advisers concerning this basis allocation rule, including the appropriate method to be used in determining the relative values of the Common Stock and the Rights.

         A stockholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly acquired Common Stock will equal the Subscription Price paid for the Common Stock. Upon a sale or exchange of the Common Stock so acquired, the stockholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such Common Stock. Assuming the stockholder holds the Common Stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term or long-term, depending on the length of the stockholder's holding period for such Common Stock. However, any loss recognized upon the sale of shares of Common Stock with a tax holding period of 12 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the stockholder with respect to such Shares, and a loss may be disallowed under wash sale rules to the extent that the stockholder purchases additional Common Stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Common Stock acquired upon the exercise of Rights will begin on the date of exercise of the Rights.

         The foregoing is a summary of the material U.S. Federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and applicable existing and proposed regulations thereunder, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. It does not include any state, local or foreign tax consequences of the Offer. This summary is generally applicable to stockholders that are United States persons as defined in the Code. Further, this summary is not intended to be, nor should it be, construed as legal or tax advice, and stockholders are urged to consult their own tax advisors to determine the tax consequences to them of the Offer and their ownership of Rights and Common Stock.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Dilution


         If you do not exercise all of your Rights during the Subscription Period, when the Offering is over you will own a relatively smaller percentage of the Fund than if you had exercised all of your Rights. The Fund cannot tell you precisely how much smaller the percentage of the Fund that you would own will be because the Fund does not know how many of the Fund's stockholders will exercise their Rights and how many of their Rights they will exercise.

         Stockholders will experience an immediate dilution of the aggregate NAV of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than the Fund's NAV per Share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and (iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. Such dilution may, under certain circumstances, be substantial. This dilution also will affect stockholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by the Fund.

         The following example assumes that all of the Shares are sold at the Estimated Subscription Price of $7.76 and after deducting estimated expenses related to the issuance of the Shares.

                           NAV per Share on    Dilution per Share
                           October 14, 2003        in Dollars        Percentage Dilution

Primary Subscription or
1,754,826 Shares                 $8.84               $0.17                  1.92%

         As of October 14, 2003, the Fund's shares traded at a 9.84% discount from NAV. If the Fund's Common Stock trades at a discount from NAV as of the Pricing Date, the Fund estimates that such dilution would increase with the size of the discount, and may, under certain circumstances, be substantial. See "Prospectus Summary - Risk Factors and Special Considerations - Dilution" and "Description of Capital Stock - Net Asset Values and Sales Prices." Except as described in this Prospectus under "Risk Factors and Special Considerations - Possible Suspension of the Offer," you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.


Risk of Trading Discounts


         Since the commencement of the Fund's operations, the Fund's Shares have generally traded in the market at a discount to net asset value. This trading discount is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The risk of purchasing shares of a closed-end fund that trades at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares in the Fund on the AMEX. Stockholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the trading discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. There can be no assurance that after the completion of the Offer, the Fund's trading discount will remain at then current levels or decrease.


Risk of Decline in NAV

         As with any investment company that invests in convertible securities, the Fund is subject to market risk - the possibility that convertible securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's Common Stock will fluctuate with the market, and you could lose money over short or long periods of time. It is the Fund's policy to invest at least 80% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. See "Investment Objectives and Policies - Discussion of Convertible Securities."

Risk Factors of Convertible Securities

         Convertible debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation.


         Mandatory conversion securities (securities that automatically convert into equity securities at a future date) may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include "equity-linked" securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and equity securities, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles. Moreover, mandatory conversion securities and equity-linked securities have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

         Preferred stocks are equity securities in the sense that they do not represent a liability of the corporation. In the event of liquidation of the corporation, and after its creditors have been paid or provided for, holders of preferred stock are generally entitled to a preference as to the assets of the corporation before any distribution may be made to the holders of common stock. Debt securities normally do not have voting rights. Preferred stocks may have no voting rights or may have voting rights only under certain circumstances. For a more detailed description of Preferred Stock, see "Risk Factors and Special Considerations - Other Investments" in the Statement of Additional Information.

Credit Risk

         Credit risk is the risk that an issuer will fail to pay interest or dividends and principal in a timely manner. Companies that issue convertible securities may be small to medium-size, and they often have low credit ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered "junior" securities - that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities. Credit risk could be high for the Fund, because it could invest in securities with low credit quality.

Interest Rate Risk

         Interest rate risk is the possibility that prices of securities will decline along with overall bond prices, over short or even long periods, because of rising interest rates. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.



Manager Risk

         Manager risk is the risk that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

Ineligibility of Shares Issued to Receive Next Dividend


         Historically, the Fund has paid quarterly dividends to its stockholders. It is likely that the Fund's Board of Directors will declare a dividend during the Subscription Period. Because the record date for such dividend would be prior to the Expiration Date, any Shares issued pursuant to the Offer would not be eligible to receive such dividend. Additionally, since the Subscription Price would be determined after the dividend record date, the Subscription Price would be priced ex-dividend.


Possible Suspension of the Offer


         The Fund has, as required by the Securities and Exchange Commission's ("SEC") registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of the effective date of the Fund's Registration Statement. The Fund will notify stockholders of any such decline and suspension and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS


         The Fund estimates the net proceeds of the Offer to be approximately $13,451,891. This figure assumes (i) all Rights are exercised in full, (ii) a Subscription Price of $7.76 and (iii) payment of offering expenses of approximately $165,559. The Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment objectives and policies will take up to one month after receipt of such proceeds, depending on market conditions and the availability of appropriate securities. Pending investment, the net proceeds of the Offer will be held in the types of short-term debt securities and instruments in which the Fund may invest. As a result of this short-term investment of the proceeds, the Fund may realize a lower yield than if it had immediately invested in convertible securities.


                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives


         The Fund invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal due to the nature of the securities in which it invests). These investment objectives may be changed by the Fund's Board of Directors without the approval of a majority of the Fund's outstanding voting securities. The Fund will provide stockholders with at least 60 days prior notice of any change to these investment objectives. There are market risks inherent in any investment, and there is no assurance that the Fund's investment objectives will be achieved.


Investment Policies

         The Fund expects that a substantial majority of its invested assets will consist of convertible securities. The Fund has adopted a non-fundamental investment policy providing that the Fund will invest, under normal circumstances, at least 80% of the value of its assets (consisting of net assets plus the amount of any borrowings for investment purposes) in convertible securities. This investment policy may be changed in the future by the Fund's Board of Directors without the approval of a majority of the Fund's outstanding voting securities. The Fund will provide stockholders with at least 60 days prior notice of any change to this investment policy.

         In addition to the non-fundamental policy respecting convertible securities, the Fund has also adopted a fundamental policy that, under normal market conditions it will invest at least 65% of its total assets in convertible securities (i.e., bonds, debentures, corporate notes, preferred stock or other securities that are convertible into common stock) and common stock received upon conversion or exchange of securities and retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. This investment policy cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The remainder of the Fund's total assets may be invested in other securities, including non-convertible equity and debt securities, options, warrants, U.S. Government or agency obligations, or repurchase agreements or they may be held as cash or cash equivalents. The Fund is not required to sell securities for the purpose of assuring that 65% of its total assets are invested in convertible securities.

         The Fund's investment policies are subject to certain restrictions. For a complete list of the Fund's investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

Discussion of Convertible Securities


         The Fund will invest primarily in convertible securities, including bonds, debentures, corporate notes, preferred stock or other securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock during a specified time period. Prior to their conversion, convertible securities have the same overall characteristics as non-convertible debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. Convertible securities rank senior to common stock in an issuer's capital structure. They are of a higher credit quality and entail less risk than an issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


         The Fund is also permitted to invest in securities with innovative structures, which have become more common in the convertible securities market. These include "mandatory conversion" securities, which consist of debt securities or preferred stocks that convert automatically into equity securities of the same or a different issuer at a specified date and conversion ratio.

         The market value of a convertible security may be viewed as comprised of two components: its "investment value," which is its value based on its yield without regard to its conversion feature; and its "conversion value," which is its value attributable to the underlying common stock obtainable on conversion. The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decrease. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or sell it to a third party. Before the Fund purchases a convertible security it will review carefully the redemption provisions of the security.


         There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objectives and policies. For a discussion of risk factors of convertible securities, see "Risk Factors and Special Considerations - Risk of Convertible Securities."

Other Investment Techniques


         Short Sales. Although the Fund does not generally do so, the Fund may make short sales of securities which it owns or which it has the right to acquire through conversion or exchange of other securities it owns. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if, after giving effect to such short sale, or if, as a result of maintaining such short position, more than 25% of the Fund's total assets, taken at market value, are held as collateral for such sales. For a more detailed description of the Fund's use of short sales, see "Risk Factors and Special Considerations - Other Investment Techniques" in the Statement of Additional Information.

         Lending of Portfolio Securities. Although the Fund does not presently intend to do so, the Fund may lend securities representing up to 10% of its total assets, taken at market value, to securities firms and financial institutions such as banks and trust companies and receive therefor collateral in cash or securities issued or guaranteed by the United States Government ("Government Securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. For a more detailed description of portfolio securities lending, see "Risk Factors and Special Considerations - Other Investment Techniques" in the Statement of Additional Information.


Other Investments


         Options. Although the Fund does not presently intend to do so, the Fund may, to a limited extent, (i) sell (write) covered call options on common stocks which it owns or has an immediate right to acquire through conversion or exchange of other securities; or (ii) purchase put options on such common stocks or on broadly based stock market indices. The Fund may also enter into closing transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The Fund may not sell (write) call options on more than 25% of its total assets, taken at market value, and then only if such options are "covered," i.e., they are written on common stocks owned by the Fund or which the Fund has an immediate right to acquire through conversion or exchange of other securities; or invest more than 2% of its total assets, taken at market value, in the purchase of put options on common stocks owned by the Fund or which it has an immediate right to acquire through conversion or exchange of other securities and in the purchase of put options on one or more broadly based stock market indices. The Fund may enter into closing transactions with respect to call options which it has written. The Fund may only write or purchase options listed on a national securities exchange. Except as stated above the Fund may not engage in options transactions. For a more detailed description of options, see "Risk Factors and Special Considerations - Other Investments" in the Statement of Additional Information.

         Illiquid Securities. The Fund may invest up to 20% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act. For a more detailed description of illiquid securities, see "Risk Factors and Special Considerations - Other Investments" in the Statement of Additional Information.

         Foreign Securities. Although the Fund does not frequently do so, the Fund may invest up to 10% of its total assets, taken at market value, in securities of foreign issuers. Foreign securities involve certain additional risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. For a more detailed description of foreign securities, see "Risk Factors and Special Considerations - Other Investments" in the Statement of Additional Information.

         Temporary Investments. The assets of the Fund are normally invested in convertible securities. However, for temporary defensive purposes (i.e., when the Adviser determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may hold cash or cash equivalents or invest in: (1) Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation;
(3) commercial paper rated Prime 1 or higher by Moody's Investors Service, Inc. ("Moody's") or A-1 or higher by Standard & Poor's Corporation ("S&P") or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P; (4) other debt securities rated Baa or higher by Moody's or BBB or higher by S&P; and (5) repurchase agreements as described below. Accordingly, the composition of the Fund's portfolio may vary from time to time.

         Repurchase Agreements. Although the Fund does not presently intend to do so, as part of its strategy for the temporary investment of cash balances, the Fund may enter into "repurchase agreements" with maturities of not more than seven days, pertaining to Government Securities, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. The Fund will not invest more than 5% of its total assets, taken at market value, in repurchase agreements with any single vendor. For a more detailed description of repurchase agreements, see "Risk Factors and Special Considerations - Other Investments" in the Statement of Additional Information.

         American Depositary Receipts. The Fund may invest in American Depositary Receipts ("ADRs"). The Fund's investment in ADRs is subject to its overall limitation on investing in foreign securities (limited to 10% of total assets), unless certain conditions relating to ADRs are met. Such investment may entail certain risks similar to foreign securities. ADRs are certificates representing an ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depository, typically a bank, and held in trust for the investor. For a more detailed description of ADRs, see "Risk Factors and Special Considerations - Other Investments" in the Statement of Additional Information.


                        ---------------------------------

         The Fund's investment objectives and policies are subject to certain restrictions. See "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

Directors and Officers

         The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Fund and to the Adviser, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Fund are affiliated with the Adviser.

Investment Adviser

         Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey 07960 (the "Adviser"), serves as the Fund's investment adviser pursuant to an investment advisory agreement dated January 12, 2001 (the "Advisory Agreement"). The stockholders of the Fund approved the Advisory Agreement on January 12, 2001. Most recently, the Advisory Agreement was continued for a one-year term by the Board of Directors at a meeting held on November 18, 2002, for the period ending December 31, 2003. The Adviser has served in this capacity since inception of the Fund's business in 1986. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also serves as the investment adviser to Bancroft Convertible Fund, Inc. (the "Bancroft Fund"), a closed-end, management investment company whose shares have traded on the AMEX since 1972. Thomas H. Dinsmore and Jane D. O'Keeffe, the Fund's Chairman and President, respectively, each own more than 25% of the outstanding voting stock of the Adviser and are deemed to be control persons of the Adviser.

Advisory Agreement

         Pursuant to the Advisory Agreement, the Adviser supervises all aspects of the Fund's operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund's assets. In carrying out its obligations the Adviser (a) supervises all aspects of the operations of the Fund; (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determines which issuers and securities shall be represented in the Fund's investment portfolio and regularly reports thereon to the Board of Directors; (d) places orders for the purchase and sale of securities for the Fund; and (e) takes, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the foregoing.

         The Adviser pays for the Fund's office space and facilities and the salaries of the Fund's executive officers and furnishes clerical, bookkeeping and statistical services to the Fund. The costs associated with personnel and certain non-personnel expenses of the office of the Fund's Treasurer, up to a maximum of $25,000 a year, are reimbursed by the Fund. The Fund pays all of its expenses not assumed by the Adviser including expenses in connection with the offering of its securities, fees and expenses of unaffiliated directors, salaries of employees other than executive officers, taxes, fees and commissions of all types, fees of its custodian, registrar, transfer agents and dividend disbursing agents, and interest, brokerage commissions, legal and accounting expenses and the like. The Fund pays or reimburses the Adviser for the direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of the Fund.

Portfolio Management

         The persons primarily responsible for the day-to-day management of the Fund's portfolio are Thomas H. Dinsmore and Jane D. O'Keeffe, Chairman and President, respectively, of the Adviser.

         Mr. Dinsmore has served as the Senior Analyst of the Adviser since February 1983, and as Chairman and Chief Executive Officer since August 1996. In addition, Mr. Dinsmore has served as Chairman and Chief Executive Officer of the Fund and the Bancroft Fund since August 1996. Mr. Dinsmore is a Chartered Financial Analyst. Mr. Dinsmore has been a director of the Fund since 1986 and is also a director of the Bancroft Fund and the Adviser.

         Ms. O'Keeffe has served as President of the Adviser since August 1996. Ms. O'Keeffe has also served as President of the Fund and the Bancroft Fund since August 1996. Ms. O'Keeffe has been in the investment business since 1980. Ms. O'Keeffe has been a director of the Fund since 1995 and is also a director of the Bancroft Fund and the Adviser.


Management Fees


         As compensation for its services under the Advisory Agreement, the Adviser receives a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000, and 1/2 of 1% of the excess over $100,000,000, of the Fund's net asset value in such month. For purposes of calculation of the fee, the net asset value for a month is the average of the Fund's net asset values at the close of business on the last business day on which the New York Stock Exchange is open in each week in the month.

         For the fiscal years ended September 30, 2003, 2002 and 2001, the Adviser received investment advisory fees from the Fund of $643,000, $666,000 and $717,000, respectively.


Code of Ethics

         The Fund and the Adviser's Board of Directors approved separate Codes of Ethics under Rule 17j-1 of the 1940 Act for the Fund and the Adviser (collectively, the "Codes"). The Codes establish procedures for personal investing and restrict certain transactions. See "Code of Ethics" in the Statement of Additional Information.

                          DESCRIPTION OF CAPITAL STOCK

Common Stock


         The Fund has authorized capital consisting of 20,000,000 shares of Common Stock, par value $.01 per share. As of October 14, 2003, 10,461,994 shares were outstanding, none of which was held by the Fund for its account. Each share of Common Stock has equal dividend, voting and liquidation rights. The shares of Common Stock are fully paid and non-assessable when issued. The shares of Common Stock are not redeemable and have no pre-emptive or conversion rights. There is no sinking fund provision. There are no restrictions on the repurchase or redemption of the Common Stock. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of Common Stock can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of Common Stock will not be able to elect any directors.

         The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of the Fund as of October 14, 2003 and as adjusted for the Offer, assuming that all Rights are exercised.

                                                               Amount
                              Amount          Amount        Outstanding,
         Title of Class     Authorized     Outstanding*     As Adjusted
         --------------     ----------     ------------     -----------


         Common Stock       20,000,000      10,461,994       12,216,820



---------------
*        The Fund does not hold any shares of Common Stock for its own account.

Net Asset Values and Sales Prices


         The Fund's shares of Common Stock are publicly held and are listed and traded on the AMEX under the symbol "ECF." The following table sets forth for the periods indicated the high and low sales prices on the AMEX per share of Common Stock of the Fund, the NAV per share on the dates of the market highs and lows.


                            Market Price Per Share                    Net Asset Value
                                  and Related                       Per Share on Date of
                       Discount (-) / Premium (+) (1)(2)          Market High and Low (3)
                       ---------------------------------     ---------------------------------
Quarter Ended               High                Low               High                Low
                       --------------     --------------     --------------     --------------

December 31, 2001       $8.90   +0.5%      $7.85   -9.3%         $8.95               $8.63
March 31, 2002           8.95   +0.3        8.05   -8.6           8.94                8.49
June 30, 2002            8.39   -4.1        7.95   -8.0           8.84                8.42
September 30, 2002       8.24   -1.7        7.00   -9.9           8.38                7.62
December 31, 2002        7.90   -1.5        6.95   -7.5           8.06                7.51
March 31, 2003           7.96   -1.2        7.41   -3.8           8.16                7.69
June 30, 2003            8.42   -3.0        7.52   -5.4           8.71                7.95
September 30, 2003       8.51   -3.0        7.97   -6.1           8.71                8.49


-------------------------
(1)      Highest and lowest market price per share reported on the AMEX.
(2) "Related Discount (-) / Premium (+)" represents the discount or premium from NAV of the shares on the date of the high and low market price for the respective quarter.
(3)      Based on the Fund's computations.


         As evidenced by the above table, the Common Stock has generally traded in the market below NAV. On July 18, 2003, when the proposed Offer was publicly announced, the NAV per share of Common Stock was $8.59, and the closing price on the AMEX was $8.45, representing a discount of 1.63% below NAV. On October 14, 2003, such NAV was $8.84, and such closing price was $7.97, representing a discount of 9.84% below NAV.


         There can be no assurance that the Common Stock will trade in the future at, above or below NAV.


                           CERTAIN CHARTER PROVISIONS

         The Fund has provisions in its Amended and Restated Articles of Incorporation, as amended (the "Charter"), which could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Charter provides for three classes of directors. Directors in each class serve for a term of three years, with one class expiring each year. In addition, directors may be removed only for cause and only by the affirmative vote of at least two-thirds of the outstanding shares of the Fund's Common Stock.

         The Charter provides that the affirmative vote of two-thirds of the outstanding shares of the Fund is necessary to authorize any of the following actions: (i) a merger or consolidation with any other company, (ii) the dissolution of the Fund, (iii) the sale of all or substantially all of the assets of the Fund, (iv) a change in the classification of the Fund from a diversified to a non-diversified management investment company as defined under the 1940 Act, (v) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act, and (vi) any amendment to the Charter which makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize any of the actions in this paragraph.

         The Charter also provides that, to the fullest extent that limitations on the liability of directors and officers is permitted by the Maryland General Corporation Law, no director or officer of the Fund shall be liable to the Fund or its stockholders for damages. The foregoing should not be construed to protect or purport to protect any director or officer of the Fund against any liability to the Fund or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Fund will indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Fund will indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law.

                            REPURCHASES OF SECURITIES

General


         The Fund is a closed-end, diversified management investment company and, as such, its stockholders generally do not, and will not, have the right to redeem their shares of the Fund. Although the Fund will not offer to repurchase its shares of Common Stock on a periodic basis, it may repurchase its shares from time to time at such times, and in such amounts, as may be deemed advantageous to the Fund or otherwise as required by the Charter, although nothing herein shall be considered a commitment to repurchase such shares. Any such repurchases shall be subject to the Maryland General Corporation Law and to limitations imposed by the 1940 Act. The Fund may incur debt to finance share repurchase transactions.


         Under the 1940 Act, the Fund may repurchase its securities (i) on a securities exchange or such other open market designated by the SEC (provided that the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (ii) by a tender offer open to all holders of the class of securities involved or (iii) as otherwise permitted by the SEC. Where a repurchase of shares of the Fund is to be made that is not to be effected on a securities exchange or an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to holders of the class of its securities involved of an intention to purchase such securities and the purchase not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

         If the Fund repurchases its shares of Common Stock for a price below their NAV, the NAV of those shares of Common Stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively.

Repurchases of shares of Common Stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets.

Charter Provisions Pertaining to Share Repurchases

         The Charter requires the Board of Directors to adopt a proposal, to the extent consistent with the 1940 Act, to submit a charter amendment to stockholders if shares of the Fund's Common Stock have traded at an average discount from net asset value of more than 5%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks next preceding November 15 in each year. The charter amendment must provide that, upon the adoption of such amendment by the holders of two-thirds of the Fund's outstanding shares of Common Stock, each share of the Fund's Common Stock may be presented to the Fund as of the last trading day of each fiscal quarter in that year for payment to the holder at net asset value per share at the close of business on the date of presentment.

Open Market Purchases


         The Board of Directors of the Fund has authorized management to engage in open market purchases from time to time of the Fund's Common Stock, up to a maximum of 5% of its outstanding shares in any calendar year. Such open market purchases ("share repurchases") will be funded through uninvested cash and cash received upon the maturity, redemption or sale of the Fund's portfolio securities. Management does not intend to borrow funds to finance open market purchases. Management does not believe that open market purchases would likely result in an increase in the Fund's expense ratio or in any material change to the Fund's portfolio turnover rate or investment objectives because of the overall limit on the number of shares that may be purchased. Open market purchases may result in a reduction of the market discount. Management does not intend to engage in open market purchases if the market price of the Fund's shares exceeds such shares' net asset value or if the sale of the Fund's portfolio securities would jeopardize the qualification of the Fund as a "regulated investment company" under Subchapter M of the Code in any taxable year.


                 DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT PLAN

         Historically, the Fund has paid quarterly distributions to its stockholders.


         The Fund has an Automatic Dividend Investment and Cash Payment Plan (the "Plan"). Any stockholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the "Plan Agent"). You may also obtain additional information about the Plan by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name.


         Stockholders may participate in the Plan whereby all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

         Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account.

         At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant's account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a stock certificate. The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to Plan participant's address as shown on the Plan Agent's records. Such termination shall be effective as to all dividends and distributions payable to stockholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Following the date of termination, the Plan Agent shall send the Plan participant at such participant's address shown on Plan Agent's records either the proceeds of liquidation, or a stock certificate or certificates for the full shares held by Plan Agent in Plan participant's account and a check for the value of any fractional interest in Plan participant's account based on the market price of the Fund's Common Stock on that date.

         The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

         You may deposit with the Plan Agent any Fund stock certificates you hold, for a one-time fee of $7.50.

         Participation in the Plan does not relieve a Plan participant of any income tax which may be payable by a Plan participant on such dividends and distributions and on expenses incurred by the Fund on a Plan participant's behalf.

                                    TAXATION

         The Fund has qualified and intends to continue to qualify as a regulated investment company under the Code. The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable net investment income and net short-term capital gains) and its net capital gains each year, thereby avoiding the imposition on the Fund of Federal income and excise taxes on such distributed income and gain.

         Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together "ordinary income dividends") are taxable to stockholders as ordinary income. However, certain ordinary income dividends paid to individual and other noncorporate shareholders and constituting qualified dividend income are taxable at lower rates. Distributions made from an excess of net long-term gains over net short-term losses (including gains or losses from certain transactions in warrants and options) ("capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. After the end of each taxable year, the Fund will notify stockholders of the Federal income tax status of any distributions or deemed distributions made by the Fund during such year.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or such cash is reinvested in additional shares of the Fund through open market purchases, or whether such distributions are paid in newly issued shares of the Fund. Plan participants receiving distributions in the form of newly issued shares will be treated as receiving an amount equal to the fair market value of such shares, determined as of the reinvestment date. Accordingly, a stockholder may incur a tax liability even though such stockholder has not received a cash distribution with which to pay the tax.


         Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

         It is anticipated that stockholders that hold shares of the Fund's Common Stock as capital assets and have such shares repurchased by the Fund will generally recognize capital gain or loss. Stockholders should, however, consult with their tax advisers to determine the tax consequences of such share repurchases in their particular circumstances.

         Any capital gain or loss recognized by a stockholder with respect to a share repurchase by the Fund will be long-term capital gain or loss if the shares repurchased have been held for more than one year.

         Under certain Code provisions, some stockholders may be subject to a backup withholding tax on certain ordinary income dividends and on capital gain dividends ("backup withholding"). Generally, stockholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.

         This section summarizes some of the consequences under current Federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Fund stockholders are urged to consult their own tax advisors to determine the Federal income tax as well as state and local tax consequences to them of the ownership of stock of the Fund. See "Taxation" in the Statement of Additional Information.

                     CUSTODIAN, TRANSFER AGENT AND REGISTRAR


         The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286, acts as custodian of the cash and other assets of the Fund. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, acts as transfer agent and registrar for the Fund's shares and as Plan Agent under the Fund's Plan. Stockholder inquiries should be directed to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, New York, NY 10269-0560 (Tel. No. (800) 937-5449).


                                     EXPERTS

         PricewaterhouseCoopers LLP ("PwC") are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by PwC for the periods indicated in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. PwC has an office at 1177 Avenue of the Americas, New York, NY 10036-2798, and also performs limited tax services for the Fund.

                             ADDITIONAL INFORMATION


         A Statement of Additional Information dated October 16, 2003 has been filed with the SEC and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:


                                                                            Page
                                                                            ----


Risk Factors and Special Considerations........................................2
Investment Restrictions........................................................8
Portfolio Turnover............................................................10
Principal Stockholders........................................................10
Directors and Officers........................................................11
Code of Ethics................................................................18
Proxy Voting..................................................................19
Taxation......................................................................19
Custodian.....................................................................21
Independent Accountants.......................................................21
Brokerage Allocation and Other Practices......................................21
Net Asset Value...............................................................23
Financial Statements..........................................................23

=====================================================   =====================================================



         You should rely only on the information                         1,754,826 Shares of
contained in this Prospectus and the related                            Common Stock Issuable
Statement of Additional Information.  We have                              Upon Exercise of
not authorized any other person to provide you                         Non-Transferable Rights
with different information. If anyone provides                          to Subscribe for such
you with different or inconsistent information, you                     Shares of Common Stock
should not rely on it. We are not making an offer
to sell these securities in any jurisdiction where
the offer or sale is not permitted. You should
assume that the information appearing in this
Prospectus and the related Statement of Additional
Information is accurate only as of the date on the
front covers of this Prospectus and the related
Statement of Additional Information. Our
business, financial condition, results of operations
and prospects may have changed since that date.

                ---------------------
                                                                     ELLSWORTH CONVERTIBLE GROWTH
                  Table of Contents                                      AND INCOME FUND, INC.


                                                Page
                                                ----


Prospectus Summary................................1
Fund Expenses.....................................7
Financial Highlights..............................8
Investment Performance...........................10
The Offer........................................11
Risk Factors and Special Considerations..........18
Use of Proceeds..................................21
Investment Objectives and Policies...............21                        ----------------
Management of the Fund...........................24
Description of Capital Stock.....................26                           PROSPECTUS
Certain Charter Provisions.......................27
Repurchases of Securities........................28                        ----------------
Dividends, Distributions and
    Reinvestment Plan............................29
Taxation.........................................30
Custodian, Transfer Agent and Registrar..........31
Experts..........................................31
Additional Information...........................32                        October 16, 2003


=====================================================   =====================================================

               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


         Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is a closed-end, diversified management investment company, whose shares of Common Stock are listed on the American Stock Exchange under the symbol "ECF." The Fund invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal due to the nature of the securities in which it invests).


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated October 16, 2003. Please retain this document for future reference. To obtain a copy of the Prospectus or the Fund's Annual Report to Stockholders for the fiscal year ended September 30, 2002, Semi-Annual Report to Stockholders for the six months ended March 31, 2003 or Annual Report to Stockholders for the fiscal year ended September 30, 2003 (which is expected to be mailed to stockholders and available on the Fund's website (http://www.ellsworthfund.com) on or around November 26,
2003), please call the Fund collect at (973) 631-1177.

                                TABLE OF CONTENTS

                                                                            Page

Risk Factors and Special Considerations.... ...................................2
Investment Restrictions........................................................8
Portfolio Turnover............................................................10
Principal Stockholders........................................................10
Directors and Officers........................................................11

Code of Ethics................................................................18
Proxy Voting..................................................................19
Taxation......................................................................19
Custodian.....................................................................21
Independent Accountants.......................................................21
Brokerage Allocation and Other Practices......................................21
Net Asset Value...............................................................23
Financial Statements..........................................................23

                                October 16, 2003

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Other Investment Techniques

         Although at least 80% of the Fund's investments will normally be invested in convertible securities, the Fund may from time to time use any of the following investment techniques to increase income and reduce risk.

         Short Sales

         Although the Fund does not generally do so, the Fund may make short sales of securities which it owns or which it has the right to acquire through conversion or exchange of other securities it owns. In a short sale the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if, after giving effect to such short sale, or if, as a result of maintaining such short position, more than 25% of the Fund's total assets, taken at market value, are held as collateral for such sales.


         To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible or exchangeable into such securities. The Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund. The Fund may, however, close out any short sale of common stock through the conversion or exchange of securities or the exercise of warrants or rights it owns, or through the delivery of common stock already held by the Fund.


         The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a long position the Fund may have in such security or a security convertible into or exchangeable for such security, or when, for tax or other reasons, the Fund does not want to sell the security it owns. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes with the conversion premiums.

         Lending of Portfolio Securities


         Although the Fund does not presently intend to do so, the Fund may lend securities representing up to 10% of its total assets, taken at market value, to securities firms and financial institutions such as banks and trust companies, and receive therefor collateral in cash or securities issued or guaranteed by the United States Government ("Government Securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans, generally, is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund intends to retain record ownership of loaned securities in order to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities to a particular borrower, the Fund will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Other Investments

         In addition to investing in convertible securities and employing the investment techniques discussed above, the Fund may acquire other securities, including non-convertible equity and debt securities, Government Securities or short-term repurchase agreements and other money market instruments. The Fund is restricted in its ability to invest in some of these securities, which involve special risks.

         Common Stock

         The Fund may invest in common stock received upon conversion or exchange of securities. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Preferred Stock

         The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         U.S. Government Obligations

         The Fund may invest in securities of the U.S. Government, its agencies, and instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         Investment Grade Debt Securities

         The Fund may also invest in higher rated investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's Investor's Services, Inc. ("Moody's") or AAA by Standard and Poor's Corporation ("S&P") (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's or AA by S&P (where the capacity to pay interest and repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa or AAA), securities rated A by Moody's or A by S&P (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's or BBB by S&P (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

         Unseasoned Issuers

         The Fund may invest in unseasoned issuers (issuers which, with their predecessors, have less than three years' continuous operations) so long as such purchase would not cause more than 5% of the market value of the Fund's total assets to be invested in the securities of such companies. Investments in the equity securities of unseasoned companies involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         Options


         Although the Fund does not presently intend to do so, the Fund may from time to time, to a limited extent, (i) sell (write) covered call options on common stocks which it owns or has an immediate right to acquire through conversion or exchange of other securities; or (ii) purchase put options on such common stocks or on broadly based stock market indices. The Fund may also enter into closing transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange.


         Many currently traded convertible securities are convertible into common stocks against which call options may be written. A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the exercise price during the option period. The Fund may only write "covered" call options, that is, options on common stock which it holds in its portfolio or which it has an immediate right to acquire through conversion or exchange of securities currently held in its portfolio. The Fund may write call options on up to 25% of its total assets, taken at market value, determined as of the date the options are written.

         The Fund will write covered call options in order to receive additional income in the form of premiums which it is paid for writing options, and for hedging purposes in order to protect against possible declines in the market values of the stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by the Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying common stock increases and the convertible security held by the Fund also increases in value, such increase will be offset in part (or wholly) by any loss resulting from the cancellation of the Fund's position through closing purchase transactions on covered call options written by the Fund or through the lost opportunity for additional capital appreciation if the option is exercised.

         In addition to writing covered call options, the Fund may invest up to 2% of its total assets, taken at market value, determined as of the date the options are written, in the purchase of put options on common stock which it owns or which it may acquire through the conversion or exchange of other securities which it owns, or in the purchase of put options on one or more broadly based stock market indices.

         The Fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may also purchase put options on one or more broadly based stock market indices when it wishes to protect all or part of its portfolio securities against a general market decline. The put on the index will increase in value if the level of the index declines; any such increase in value would serve to offset in whole or in part any decline in the value of the Fund's portfolio.

         The Fund's purchase and sale of put options on stock indices will be subject to the same risks described above with respect to transactions in stock options on individual stocks. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.


         The Fund's ability to effectively hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indices depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Since the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities which would result in a loss on both such portfolio securities and the put options on stock indices acquired by the Fund. Successful use by the Fund of put options on stock indices will be subject to the ability of the Fund's investment adviser, Davis-Dinsmore Management Company (the "Adviser") to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the price of individual securities.


         Warrants

         The Fund may invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         Foreign Securities


         Although the Fund does not frequently do so, the Fund may invest up to 10% of its total assets, taken at market value, in securities of foreign issuers. Securities convertible or exchangeable for common stock of U.S. companies, and U.S. dollar-denominated securities convertible or exchangeable for American Depositary Receipts that at the time of purchase (i) are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, or (ii) the underlying issuers of which meet the then prevailing earnings requirement for listing on the New York Stock Exchange are not subject to this limitation. Foreign investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.


         Repurchase Agreements

         Although the Fund does not presently intend to do so, as part of its strategy for the temporary investment of cash balances, the Fund may enter into "repurchase agreements" with maturities of not more than seven days, pertaining to Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return which is effective for the period of time the Fund's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to earn interest on all of its assets while retaining "overnight" flexibility in pursuit of investments of a longer term nature. The Fund requires continuous maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price. The Fund will not invest more than 5% of its total assets, taken at market value, in repurchase agreements with any single vendor. The Fund will consider all relevant facts and circumstances, including the creditworthiness of the vendor, in determining whether to enter into a repurchase agreement. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans by the Fund.

         Illiquid Securities


         The Fund may invest up to 20% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A of the Securities Act, and thus may or may not constitute illiquid securities. The Fund's Board of Directors is generally responsible for determining the liquidity of a restricted security, although the Adviser has been delegated responsibility for determining the liquidity of securities that qualify for resale pursuant to Rule 144A. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Funds disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and bear the risk of substantial delays in effecting such registrations.


         American Depositary Receipts


         The Fund may invest in American Depositary Receipts ("ADRs"). The Fund's investment in ADRs is subject to its overall limitation on investing in foreign securities (limited to 10% of total assets), unless certain conditions pertaining to ADRs are met. Such investments may entail certain risks similar to foreign securities. ADRs are certificates representing an ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary, typically a bank, and held in trust for the investor. The economies of many of the countries in which the issuer of a security underlying an ADR principally engages in business may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could adversely affect the value of the Fund's investments in such securities. The value of the securities underlying ADRs could fluctuate as exchange rates change between U.S. dollars and the currency of the country in which the foreign company is located. In addition, foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign companies than is available about domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.


         Loans, Participation Interests and Assignments

         Although the Fund does not presently intend to do so, the Fund may invest in loans, including assignments and participation interests. A loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an agent bank. The investment by the Fund in a loan may take the form of participation interests or assignments. Participation interests may be acquired from a lender or other participants. If the Fund purchases a participation interest either from a lender or a participant, the Fund will not have established any direct contractual relationship with the borrower. The Fund would be required to rely on the lender or the participant that sold the participation interest not only for the enforcement of the Fund's rights against the borrower but also for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the borrower and a participant. Lenders and participants interposed between the Fund and a borrower, together with agent banks, are referred to herein as "Intermediate Participants."

         On the other hand, if the Fund purchases an assignment from a lender, the Fund will generally become a "lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund will not act as an agent bank guarantor, sole negotiator or sole structurer with respect to a loan.

         Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. Moreover, under the terms of a participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the agent bank or Intermediate Participant.

                             Investment Restrictions

         Fundamental Restrictions and Policies. The Fund has adopted the following fundamental restrictions and policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Fund will not:

         1. with respect to 85% of its total assets, taken at market value, invest in securities of any one issuer (other than the United States or its agencies or instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, or more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer would be owned by the Fund.

         2. invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry. This restriction does not apply to Government Securities, which the Fund may purchase temporarily and for defensive purposes.

         3. make personal loans or loans to persons who control or are under common control with the Fund, or lend its portfolio securities in excess of 10% of its total assets, taken at market value. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, or investing in loans, including assignments and participation interests.

         4. invest in repurchase agreements maturing in more than seven days or invest more than 5% of its total assets, taken at market value, in repurchase agreements with any single vendor.

         5. purchase any securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

         6. borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed). Subject to this limitation the Fund may borrow for the purpose of financing repurchases of its shares. See "Repurchase of Securities" in the Prospectus.

         7. underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

         8. sell (write) call options on more than 25% of its total assets, taken at market value, and then only if such options are "covered," i.e., they are written on common stocks owned by the Fund or which the Fund has an immediate right to acquire through conversion or exchange of other securities; or invest more than 2% of its total assets, taken at market value, in the purchase of put options on common stocks owned by the Fund or which it has an immediate right to acquire through conversion or exchange of other securities and in the purchase of put options on one or more broadly based stock market indices. The Fund may enter into closing transactions with respect to call options which it has written. The Fund may only write or purchase options listed on a national securities exchange. Except as stated above the Fund may not engage in options transactions.

         9. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns, or has the immediate right to acquire through conversion or exchange, an equal amount of such securities, and not more than 25% of its total assets, taken at market value, are held as collateral for such sales.

         10. invest more than 10% of its total assets, taken at market value, in the securities of foreign issuers, except that this limitation shall not apply to (a) securities convertible into or exchangeable for common stock of U.S. companies, or (b) U.S. dollar-denominated securities convertible into or exchangeable for American Depositary Receipts that at the time of purchase (i) are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, or (ii) the underlying issuers of which met the then prevailing earnings requirement for listing on the New York Stock Exchange and also file Form 20-F (or comparable form) with the SEC.

         11. make investments for the purpose of exercising control or management, except in connection with a merger of the Fund and another investment company or the acquisition by the Fund of all or substantially all of the assets or voting securities of another investment company.

         12. purchase securities (i) of companies which, with their predecessors, or (ii) which are guaranteed by companies which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the market value of the Fund's total assets to be invested in the securities of such companies. This restriction does not apply to Government Securities.

         13.      purchase or sell commodities or commodity contracts.

         14. purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including without limitation real estate investment trusts, or investing in securities that are secured by real estate or interests therein.

         The percentage restrictions on investments set forth above apply only at the time an investment is made. Thus, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

         Non-Fundamental Restrictions and Policies. The Fund has adopted the following non-fundamental restrictions and policies which may be changed by the Fund's Board of Directors without the approval of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund will:

         1. not purchase the securities of an issuer if, after giving effect to such purchase, more than 20% of its net assets would be invested in illiquid securities.

         2. not purchase or sell interests in oil, gas or other mineral exploration or development programs. This policy does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions involving oil, gas or other mineral exploration or development programs or interests therein, or investing in securities that are secured by oil, gas or other mineral exploration or development programs or interests therein.


         3. not make loans to any persons. This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent the Fund from purchasing debt obligations, entering into repurchase agreements, or investing in loans, including assignments and participation interests.


         The percentage restrictions on investments set forth above apply only at the time an investment is made. Thus, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

                               Portfolio Turnover


         For the fiscal years ended September 30, 2003, 2002 and 2001, the Fund's portfolio turnover rates were 86%, 89% and 82%, respectively.


                             Principal Stockholders


         As of October 3, 2003, there were 10,461,994 shares of Common Stock of the Fund outstanding. There are no persons known to the Fund to be control persons of the Fund. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of October 3, 2003:

          Name and Address                                              Amount and Nature            Percent of
               of Owner                  Class/Series of Stock            of Ownership              Class/Series
          -----------------              ---------------------         ------------------           ------------
Cede & Co.*                                   Common Stock             9,786,036 shares Held             94%
     Depository Trust Company                                          of Record
     P.O. Box #20
     Bowling Green Station
     New York, NY  10028

-------------
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

                             Directors and Officers

Structure of the Board of Directors

         The Fund's Board of Directors is divided into three classes. One class is elected at each annual meeting of shareholders. Directors in each class serve for a three year term.

         The Board of Directors currently consists of nine persons. Seven of the directors are independent, meaning they are not "interested persons" of the Company within the meaning of the 1940 Act. Two of the Fund's directors are "interested persons" because of their business and financial relationships with the Fund and the Adviser.

Directors and Officers

         The business address of each director and officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960-7308. Each director is also a director of Bancroft Convertible Fund, Inc. (the "Bancroft Fund") (a closed-end diversified management investment company). The Adviser is also the investment adviser to the Bancroft Fund. Because of this connection, the Fund and the Bancroft Fund make up a Fund Complex. Therefore, each director oversees two investment companies in the Fund Complex.

Directors

         Interested Directors. Certain biographical and other information
         --------------------
concerning the Directors who are "interested persons," as defined in the 1940 Act, of the Fund is set forth below.

                                                                                                          Other
                                          Term of Office and         Principal Occupation(s)         Directorship(s)
            Name and Age                Length of Time Served          During Past 5 Years          Held by Director
            ------------                ---------------------          -------------------          ----------------
    Thomas H. Dinsmore (1)(2)(3)           Term as Director       Chairman and Chief Executive            None
                (50)                    expires 2005. Director      Officer of the Fund, the
                                             since 1986.         Bancroft Fund and the Adviser.

     Jane D. O'Keeffe (1)(2)(3)            Term as Director        President of the Fund, the             None
                (48)                    expires 2006. Director   Bancroft Fund and the Adviser.
                                             since 1995.

------------
1 Mr. Dinsmore and Ms. O'Keeffe are considered interested persons because they are officers and directors of the Adviser.

2        Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

3        H. Tucker Lake, Jr., an officer of the Fund, is the cousin of Thomas H.
         Dinsmore and Jane D. O'Keeffe.

         Independent Directors. Certain biographical and other information
         ----------------------
concerning the Fund Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is set forth below.

                                   Term of Office and             Principal Occupation(s)         Other Directorship(s)
         Name and Age             Length of Time Served             During Past 5 Years              Held by Director
         ------------             ---------------------             -------------------              ----------------
       Gordon F. Ahalt          Term as Director expires   Retired. Prior to 2001, President of   CalDive International
             (75)                 2004. Director since        G.F.A. Inc. (petroleum industry        and The Houston
                                          1986.             consulting company). Prior to 1999,    Exploration Company
                                                             Consultant with W.H. Reaves & Co.
                                                                (asset management company).

      William A. Benton         Term as Director expires    Retired. Prior to 2001, Partner of             None
             (70)                 2006. Director since       BE Partners (small options market
                                          1986.               maker). Prior to 2000, Limited
                                                           Partner of Gavin, Benton & Co. (NYSE
                                                                       specialist).

  Elizabeth C. Bogan, Ph.D.     Term as Director expires      Senior Lecturer in Economics at              None
             (59)                 2004. Director since             Princeton University.
                                          1986.

    Donald M. Halsted, Jr.      Term as Director expires        Retired Business Executive.                None
             (76)                 2005. Director since
                                          1986.

     George R. Lieberman        Term as Director expires      Retired Advertising Executive.               None
             (81)                 2006. Director since
                                          1990.

       Duncan O. McKee          Term as Director expires             Retired Attorney.                     None
             (72)                 2005. Director since
                                          1996.

       Nicolas W. Platt         Term as Director expires     Since January 2003, President of              None
             (50)                 2004. Director since      CNC-US (an international consulting
                                          1997.              company). Prior to January 2003,
                                                           Senior Partner of Platt & Rickenbach
                                                             (public relations firm). Prior to
                                                             May 2001, with WPP Group, UK, as
                                                             Exec. Vice Pres. of Ogilvy Public
                                                             Relations Worldwide and Managing
                                                            Director of the Corporate Financial
                                                               Practice at Burson-Marsteller
                                                                 (public relations firm).

Officers

         Certain biographical and other information concerning the officers of the Fund is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer holds office until the annual meeting to be held in 2004, and thereafter until his or her respective successor is duly elected and qualified.


                                                                                          Principal Occupation(s)
          Name and Age               Positions with the Fund       Officer Since            During Past 5 Years
          ------------               -----------------------       -------------            -------------------
    Thomas H. Dinsmore (1)(2)         Director, Chairman and           1986         Chairman and Chief Executive
              (50)                   Chief Executive Officer                        Officer of the Fund, the Bancroft
                                                                                    Fund and the Adviser

     Jane D. O'Keeffe (1)(2)          Director and President           1994         President of the Fund, the Bancroft
              (48)                                                                  Fund and the Adviser

     H. Tucker Lake, Jr. (1)              Vice President               1994         Since 2002, Vice President, and
              (56)                                                                  prior thereto, Vice President,
                                                                                    Trading, of the Fund, the Bancroft
                                                                                    Fund and the Adviser

       Gary I. Levine (3)           Vice President, Treasurer          1993         Since 2002, Vice President,
              (46)                 and Chief Financial Officer                      Treasurer and Chief Financial
                                                                                    Officer, and prior thereto,
                                                                                    Treasurer and Assistant Secretary
                                                                                    of the Fund, the Bancroft Fund and
                                                                                    the Adviser

         Germaine Ortiz                   Vice President               1996         Since 1999, Vice President, and
              (33)                                                                  prior thereto, Assistant Vice
                                                                                    President of the Fund, the Bancroft
                                                                                    Fund and the Adviser

       Sigmund Levine (3)                   Secretary                  1986         Senior Vice President and Secretary
              (79)                                                                  of the Fund, the Bancroft Fund and
                                                                                    the Adviser


------------
1        H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D.
         O'Keeffe.

2        Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

3        Sigmund Levine is the father of Gary I. Levine.

Ownership of Securities

         The Adviser is also the investment adviser to the Bancroft Fund. Because of this connection, the Bancroft Fund and the Fund make up a "fund complex." Set forth below is the dollar range of equity securities beneficially owned in both the Fund and Fund Complex by each director of the Fund as of December 31, 2002.

                                                                                Aggregate Dollar Range of
                                                                                Equity Securities in All
                                                    Dollar Range of Equity       Funds Overseen or to be
                                                          Securities           Overseen by the Director or
         Name                                       in the Fund(1)(2)(3)       Nominee in Fund Complex(4)
         ----                                       -----------------------    ----------------------------
Interested Directors
     Thomas H. Dinsmore............................     over $100,000                  over $100,000
     Jane D. O'Keeffe..............................    $50,001-$100,000                over $100,000

Independent Directors
     Gordon F. Ahalt...............................    $10,001-$50,000                $10,001-$50,000
     William A. Benton.............................    $10,001-$50,000               $50,001-$100,000
     Elizabeth C. Bogan, Ph.D......................    $50,001-$100,000              $50,001-$100,000
     Donald M. Halsted, Jr.........................    $10,001-$50,000               $50,001-$100,000
     George R. Lieberman...........................    $10,001-$50,000                 over $100,000
     Duncan O. McKee...............................    $10,001-$50,000               $50,001-$100,000
     Nicolas W. Platt..............................       $1-$10,000                  $10,001-$50,000

------------
1 Beneficial ownership has been determined based upon the director's direct or indirect pecuniary interest in the equity securities.

2        The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
         $50,001-$100,000, or over $100,000.

3 The dollar range of equity securities owned in the Fund is based on the closing price of $7.45 on December 31, 2002 on the American Stock Exchange.

4 The dollar range of equity securities owned in the Fund Complex is based on the closing price of $7.45 for the Fund and $17.69 for the Bancroft Fund on December 31, 2002 on the American Stock Exchange.

Committees of the Board of Directors

         The Board of Directors has three committees: an Audit Committee, a Nominating and Administration Committee and a Pricing Committee.

         Audit Committee

         The Audit Committee is comprised entirely of independent directors (Mr. Benton, Dr. Bogan, Mr. Halsted and Mr. Lieberman, with Dr. Bogan serving as Chairperson). All such members are independent as such term is defined by the American Stock Exchange's listing standards and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee oversees the Fund's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. Among other duties, the Committee selects independent accountants for the Fund, evaluates their independence and meets with them to review the scope and results of the audit.

         Nominating and Administration Committee

         The Nominating and Administration Committee is also comprised entirely of independent directors (Mr. Ahalt, Mr. Halsted and Mr. Lieberman, with Mr. Halsted serving as Chairman). In accordance with its charter, the Committee, among other duties, recommends nominees as independent directors for the Fund and nominees for Board committees, reviews Board governance issues and Board compensation and monitors the performance of legal counsel. In recommending nominees, the Committee considers the diversity of experience and backgrounds of nominees and directors. The Nominating and Administration Committee will consider a stockholder's suggestion for a nominee for director, but the final decision for all nominees will be made by the Committee.

         A stockholder may nominate an individual for election to the Board of Directors at the 2004 Annual Meeting of shareholders if the stockholder: (1) is a stockholder of record at the time of giving notice to the Fund; (2) is a stockholder of record at the time of the 2004 Annual Meeting; (3) is entitled to vote at the 2004 Annual Meeting; and (4) has complied with the notice procedures in the Fund's Bylaws. The notice procedures require that a stockholder submit the nomination in writing to the Secretary of the Fund no earlier than September 12, 2003 but no later than October 12, 2003. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Exchange Act (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The notice must also contain the stockholder's name and address as they appear on the Fund's books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of stock owned beneficially and of record by such stockholder and beneficial owner.

         Pricing Committee

         The Pricing Committee is comprised of three members, two of whom are independent directors (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Adviser in its valuation of the Fund's portfolio of securities when pricing anomalies arise and the full Board is not available to assist the Adviser in making a fair value determination.

         It is anticipated that the Committee will meet only as pricing anomalies or issues arise that cannot be resolved by the entire Board due to time constraints.

Board and Committee Meetings

         During the 2003 fiscal year, the Board of Directors met eight times, the Audit Committee met three times and the Nominating and Administration Committee met three times. The Pricing Committee did not meet.

Directors' Compensation

         Mr. Dinsmore and Ms. O'Keeffe are the only officers of the Fund or the Adviser who serve on the Board of Directors. Each director who is not an officer of the Fund or the Adviser currently receives (1) an annual fee of $5,000, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each stockholders' meeting attended, (4) $1,000 plus expenses for each committee meeting attended that is not held in conjunction with a Board meeting, and (5) $500 for each committee meeting attended that is held in conjunction with a Board meeting. The chairperson of each committee receives an additional $200 per committee meeting.

         The Adviser is also the investment adviser to the Bancroft Fund. Because of this connection, the Bancroft Fund and the Fund make up a "fund complex." The following table shows the compensation that was paid to the directors solely by the Fund as well as by the fund complex as a whole during the 2003 fiscal year.

                                                            Pension or                                 Total
                                         Aggregate      Retirement Benefits     Estimated Annual    Compensation
                                        Compensation     Accrued as Part of      Benefits upon        From Fund
Name of Director                       From the Fund       Fund Expense           Retirement           Complex
----------------                       -------------    --------------------     -------------         -------
Thomas H. Dinsmore(1)                     None                  None                  None                None

Jane D. O'Keeffe(2)                       None                  None                  None                None

Gordon F. Ahalt                           $14,500               None                  None              $29,000

William A. Benton                         $15,500               None                  None              $31,500

Elizabeth C. Bogan, Ph.D.                 $15,100               None                  None              $30,700

Donald M. Halsted, Jr.                    $17,600               None                  None              $35,700

George R. Lieberman                       $17,000               None                  None              $34,500

Duncan O. McKee                           $14,000               None                  None              $28,000

Nicolas W. Platt                          $14,000               None                  None              $28,000

------------------
1 Thomas H. Dinsmore is also Chairman and Chief Executive Officer of the Fund. Mr. Dinsmore receives no compensation from the Fund for serving in such positions.

2 Jane D. O'Keeffe is also President of the Fund. Ms. O'Keeffe receives no compensation from the Fund for serving in such position.


Directors' Consideration of Investment Advisory Agreement


         At a meeting in person held on November 18, 2002, the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, voted to continue the Fund's current Investment Advisory Agreement for a one-year term ending December 31, 2003. In considering whether to continue such Agreement, the directors reviewed a wide range of information provided by the Adviser, including the detailed Statement of Income and Expense of the Adviser for its most recent fiscal year ended June 30, 2002, as well as an analysis of the performance and the investment advisory fees of the Fund and of comparable investment companies, and information regarding the Adviser's personnel. Prior to approving the continuance of the Investment Advisory Agreement, the directors considered the following factors:

         . the nature and extent of the advisory and administrative services provided by the Adviser.

                  Directors considered the fact that the Adviser provides all advisory and administrative services required for the Fund's operations.

         .        the quality of past services rendered by the Adviser.

                  Directors considered the Adviser's adherence to its and the Fund's compliance procedures, as well as the Fund's investment objectives, policies and restrictions. Directors also considered the performance of the Fund relative to its benchmarks, and the fact that the Fund has outperformed its benchmarks both over the short-term and the long-term.

         .        the value of benefits received by the Adviser.

                  Directors considered the fact that the Adviser has not entered into any third party soft dollar arrangements and does not receive benefits from the Fund other than advisory fees.

         .        the profitability and financial condition of the Adviser.

                  Directors considered the financial results of the Adviser and the fact that the Adviser's income is based upon advisory fees that it receives from the Fund and the Bancroft Fund.

         . the performance of the Fund, particularly in light of recent market conditions.

                  Directors considered the fact that the Fund outperformed Lipper Inc.'s Closed-end Convertible Fund average, the Standard & Poor's Composite Stock Price 500 Index and the Russell 2000(R) Index for the nine months, one year, five years and ten years ended September 30, 2002.

         . the advisory fees paid by the Fund in comparison to other closed-end investment companies with comparable investment objectives and policies.

                  Directors considered the fact that the advisory fee rate for the Fund was comparable to the advisory fee rates of other closed-end convertible funds.

         . the structure of the Adviser's fee schedule, including its breakpoints.

                  Directors considered the fact that, if the net assets of the Fund exceed $100,000,000, the advisory fee payable by the Fund on net assets in excess of $100,000,000 will be reduced by 0.25%.


                                 Code of Ethics

         The Adviser and the Fund have each adopted a separate Code of Ethics under which directors, officers, employees and other affiliated persons of the Adviser, and directors, directors emeritus, officers and employees of the Fund are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by the Fund (collectively, the "Codes of Ethics"). The Codes of Ethics permit such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment, (ii) the transactions are either non-volitional, or with respect to the Adviser's Code of Ethics only, are effected in an account over which such person has no direct or indirect influence or control, or (iii) under certain circumstances, they first obtain permission to trade from the appropriate Compliance Officer. The Codes of Ethics contain standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

         The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, such Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                  Proxy Voting

         The Fund's Board of Directors has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines have been designed with the overall goal of maximizing the value of the Fund's investments. The Guidelines generally assign proxy voting responsibilities for the Fund to the Adviser. The portfolio managers at the Adviser oversee the voting policies and decisions for the Fund. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Fund's Audit Committee and counsel for the Fund's independent directors and the proxies will be voted in accordance with the direction received from the Audit Committee.


         The Guidelines are available without charge, by calling the Fund collect at (973) 631-1177. The Guidelines are also posted on the Fund's website at http://www.ellsworthfund.com and are available on the SEC's website at http://www.sec.gov.

                                    Taxation

         The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Ordinary income dividends paid to individual and other noncorporate stockholders will be treated as qualified dividend income (currently subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met.


         Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants and options) ("capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for twelve months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates.

         Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of ordinary income dividends constituting qualified dividend income, the amount of ordinary income dividends eligible for the dividends received deduction, and the amounts of any capital gain dividends including designation of any amounts of capital gain dividends in the different categories of capital gain referred to above. Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund.

         A loss realized on a sale or exchange of shares of the Fund will be disallowed under the wash sale rules if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Ordinary income dividends paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         Under certain provisions of the Code, some stockholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

         Ordinary income and capital gain dividends may also be subject to state and local taxes.

         Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

         Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                    Custodian

         The Bank of New York ("Custodian"), 100 Church Street, 10th Floor, New York, NY 10286, is the custodian of the portfolio securities and cash of the Fund. As such, the Custodian holds the Fund's portfolio securities and cash in separate accounts on the Fund's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by the Fund's portfolio managers, collects income due on its portfolio securities and disburses funds in connection with the payment of distributions and expenses.

                             Independent Accountants

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, 21st Floor, New York, NY 10036-2798, are the independent accountants of the Fund. The independent accountants audit and report on the annual financial statements and also perform limited tax services for the Fund.

                    Brokerage Allocation and Other Practices


         In placing orders for the purchase and sale of securities for the Fund, the Adviser is guided by the Fund's investment objectives, policies and limitations as delineated by statements contained in the various documents filed by the Fund with the SEC, as such documents may, from time to time, be amended.


         The Adviser is obligated, in placing orders for the purchase and sale of securities for the Fund, to obtain the most favorable price and execution available under the circumstances and to keep true, accurate and current books and records containing sufficient detail to demonstrate compliance with this obligation. In determining the most favorable price and execution in each transaction the determinative factor is not necessarily the lowest possible commission cost. The Adviser may consider the full range and quality of the services of broker-dealers in placing orders including, but not by way of limitation, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness of the broker-dealer to the Adviser. Accordingly, to the extent provided by law, in executing portfolio transactions, the Adviser may pay a broker-dealer which provides brokerage or research services a commission in excess of that which another broker-dealer would have charged for the same transaction.

         The Adviser currently places portfolio transactions for the Bancroft Fund (together with the Fund, the "Funds"), and may in the future place portfolio transactions for other investment companies and advised accounts. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and such other advisory accounts. In some cases this procedure could have an adverse effect on the price or amount of securities available to the Fund.

         The Funds have established procedures that are intended to apply whenever the Funds simultaneously purchase or sell the same securities. The Adviser may, but is under no obligation to, aggregate securities sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser as follows:

         (a) the Funds will pay or receive the average of the prices paid or received by the Funds;

         (b) the Funds will share pro-rata the transaction costs incurred based on the dollar amount of each fund's trade.

         (c) if an aggregated order is partially filled, the amount of shares that the Funds purchase or sell will be allocated pro-rata based on the dollar amount of each fund's intended trade or, if the aggregated order is subject to a minimum lot size, as closely as practicable to pro rata.

         (d) the Adviser may allocate an order on a basis different from that specified above if (i) the Funds are treated fairly and equitably, (ii) neither of the Funds is given preferential treatment, and (iii) the procedures set forth in Paragraph (b) are followed.

         When entering an aggregated order, the portfolio manager for the Funds will indicate on the transaction order for each fund how the portfolio manager intends to allocate the order between the Funds. An aggregated order may be allocated on a basis different from that set forth in Paragraphs (a)-(d) hereof only if the portfolio manager includes a written explanation of such deviation in each fund's transaction order. Each such transaction order shall be submitted to the chief compliance officer, Chairman or other designated officer for review no later than one hour after the opening of the applicable market on the trading day following the day the order was executed.

         In the case of securities that are not traded on a national securities exchange, purchases and sales are made through firms that regularly make a market in such securities, unless, in the Fund's opinion, another firm can obtain the best price and make the best execution of the order. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down. In certain instances, the Fund purchases underwritten issues at prices which include underwriting fees.


         Brokerage commissions paid by the Fund during its fiscal years ended September 30, 2001, 2002 and 2003 were $23,000, $25,000, and $28,000, respectively.

         During the fiscal year ended September 30, 2003, the Fund purchased securities issued by Goldman Sachs and Co. and Prudential Securities, Inc., two of the Fund's regular brokers. The aggregate value of the securities of these issuers held at September 30, 2003, was $2,298,843 and $0, respectively.

                                 Net Asset Value

         The Net Asset Value (the "NAV") of the Fund's shares of Common Stock is calculated at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily, via its web site (http://www.ellsworthfund.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies weekly.

         The NAV per share of the Common Stock is calculated by dividing the value of the Fund's assets (including interest and dividends accrued but not collected), less its liabilities (including accrued expenses), by the number of outstanding shares. Each listed security is valued at the last sale price or the mean of the reported closing bid and asked prices if there are no sales. Unlisted securities are valued at the mean of the latest available bid and asked prices. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less are valued at amortized cost.

         Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of the Fund's shares will be determined by factors including trading volume of such shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, below or above net asset value, although historically the Fund's shares have generally traded at a discount from net asset value.


                              Financial Statements


         The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended September 30, 2002, together with the report of PricewaterhouseCoopers LLP thereon, and the unaudited financial statements included in the Semi-Annual Report to the Fund's Stockholders for the six months ended March 31, 2003, are incorporated herein by reference. It is expected that the audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended September 30, 2003, together with the report of PricewaterhouseCoopers LLP thereon, will be mailed to stockholders and available on the Fund's website (http://www.ellsworthfund.com) on or around November 26, 2003.

                                     Part C

                                Other Information

Item 24.  Financial Statements and Exhibits

1.       a.       The following audited financial statements of Ellsworth
                  Convertible Growth and Income Fund, Inc. (the "Fund") are included in the Fund's Annual Report to Stockholders for the fiscal year ended September 30, 2002, filed with the Securities and Exchange Commission ("SEC") under Section
                  30(b)(1) of the Investment Company Act of 1940, as amended
                  ("1940 Act"), and are incorporated in Part B hereof by reference:

                  Portfolio of Investments, September 30, 2002; Statement of Assets and Liabilities, September 30, 2002; Statement of Operations for the fiscal year ended September 30, 2002; Statement of Changes in Net Assets for the years ended September 30, 2002 and 2001; Financial Highlights for the five fiscal years ended September 30, 2002; Notes to Financial Statements; Report of Independent Accountants.

         b. The following unaudited financial statements of the Fund are included in the Fund's Semi-Annual Report to Stockholders for the six months ended March 31, 2003, filed with the SEC under
                  Section 30(b)(1) of the 1940 Act, and are incorporated in Part B hereof by reference:

                  Portfolio of Investments, March 31, 2003; Statement of Assets and Liabilities, March 31, 2003; Statement of Operations for the six months ended March 31, 2003; Statement of Changes in Net Assets for the six months ended March 31, 2003; and for the year ended September 30, 2002; Financial Highlights for the five fiscal years ended September 30, 2002 and for the six months ended March 31, 2003; Notes to Financial Statements.

2.       Exhibits
         (a) (1) Amended and Restated Articles of Incorporation dated June 25, 1986.(1)
              (2) Articles  of  Amendment  dated  January 30, 1987.(1)
              (3) Articles of Amendment dated January 18, 1989.(1)


         (b)      Third Amended and Restated Bylaws dated July 17, 2003.


         (c)      None

         (d)  (1) Form of Specimen Share Certificate for Common Stock.
              (2) Form of Subscription Certificate. (1)
              (3) Form of Notice of Guaranteed Delivery(1)

         (e)      Automatic Dividend Investment and Cash Payment Plan.(1)

         (f)      None

         (g)      Investment Advisory Agreement dated January 12, 2001.(1)

         (h)      None

         (i)      None

         (j) (1) Custodian Agreement with The Bank of New York dated June 13, 1986.(1)
              (2) Amendment to Custodian Agreement dated July 26, 1999.(1)
              (3) Amendment to Custodian Agreement dated June 1, 2001.(1)

         (k) (1) Registrar, Transfer Agency and Service Agreement with American Stock Transfer & Trust Company dated January 4, 2002.(1)
              (2) Form of Subscription Agent Agreement.

              (3) Information Agent Agreement.


         (l)      Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP

         (m)      None

         (n)      Consent of PricewaterhouseCoopers, LLP

         (o)      None

         (p)      None

         (q)      None

         (r)  (1) Code of Ethics of the Fund.(1)
              (2) Code of Ethics of Davis-Dinsmore Management Company.(1)



------------------
(1) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC September 3, 2003.


Item 25. Marketing Arrangements

         Not applicable.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


                                                                       Estimated
Category                                                                Expenses
--------                                                               ---------
Registration fees.....................................................   $1,144
American Stock Exchange listing fees..................................        0
Printing expenses.....................................................    5,100
Subscription Agent fees and expenses..................................   25,300
Information Agent fees and expenses...................................   36,000
Accounting fees and expenses..........................................    8,000
Legal fees and expenses...............................................   75,000
Miscellaneous.........................................................   15,055

Total.................................................................  165,559
                                                                        =======


Item 27. Person Controlled by or Under Common Control with Fund

         None.

Item 28. Number of Holders of Securities


         The following information is given as of October 3, 2003:

                                                                    Number of
Title of Class                                                    Record Holders
--------------                                                    --------------
Common Stock, $0.01 par value....................................      913

Item 29. Indemnification

         Reference is made to Section 2-418 of the Maryland General Corporation Law, and Articles VI, and XI of the Fund's Amended and Restated Articles of Incorporation, as amended, each of which provide for indemnification.

         The Fund's Amended and Restated Articles of Incorporation, as amended (the "Charter"), provide that each director and each officer of the Fund shall be indemnified by the Fund to the full extent permitted by the General Laws of the State of Maryland and the 1940 Act, now or hereafter in force, including advance of related expenses.


         The Charter also provides that, to the fullest extent that limitations on the liability of directors and officers is permitted by the Maryland General Corporation Law, no director or officer of the Fund will be liable to the Fund or its stockholders for damages. The foregoing shall not be construed to protect or purport to protect any director or officer of the Fund against any liability to the Fund or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Fund will indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Fund will indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law.


         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Fund has obtained for its directors and officers errors and omissions insurance in the amount of $2,000,000 with a deductible amount of $100,000. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty by the insureds as directors and/or officers of the Fund.

Item 30. Business and other Connections of Investment Adviser

         The Adviser is also the investment adviser to Bancroft Convertible Fund, Inc., a closed-end, management investment company. During the past two fiscal years, neither the Adviser nor any of its directors or officers engaged in any other business, profession, vocation or employment of a substantial nature.

Item 31. Location of Accounts and Records

         Records are located at:

         1. Ellsworth Convertible Growth and Income Fund, Inc. 65 Madison Avenue, Suite 550
                  Morristown, NJ  07960

(Corporate records and records relating to the function of Davis-Dinsmore Management Company as investment adviser)

         2.       The Bank of New York
                  100 Church Street
                  10th Floor
                  New York, NY  10286
                  Attention:  Ellsworth Convertible Growth and Income Fund, Inc.

(Records relating to its functions as Custodian for the Fund)

         3.       American Stock Transfer & Trust Company
                  59 Maiden Lane
                  New York, NY  10038
                  Attention:  Ellsworth Convertible Growth and Income Fund, Inc.

(Records relating to its functions as Registrar and Transfer Agent and Dividend Paying Agent for the Fund)

Item 32. Management Services

         Not applicable.

Item 33. UNDERTAKINGS

(1) The Fund undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value of its shares declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value of its shares increase to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.


(4) The Fund undertakes:

         a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

              (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77j(a)(3)];

              (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         b. that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

         c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


(5) The Fund hereby undertakes that:

         a. for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Morristown and State of New Jersey on the 15th day of October, 2003.


                          ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                          (Fund)

                          By:    /s/ Thomas H. Dinsmore
                                 -----------------------------------------------
                                 Thomas H. Dinsmore, Chief Executive Officer

         Each person whose signature appears below hereby authorizes Jane D. O'Keeffe, Thomas H. Dinsmore and Gary I. Levine, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                Title                                  Date
---------                                -----                                  -----

/s/ Thomas H. Dinsmore                   Chairman, Chief Executive Officer,     October 15, 2003
----------------------
Thomas H. Dinsmore                       and Director
                                         (Principal Executive Officer)

/s/ Jane D. O'Keeffe                     President and Director                 October 15, 2003
--------------------
Jane D. O'Keeffe

         *                               Director                               October 15, 2003
---------------------------
Gordon F. Ahalt

         *                               Director                               October 15, 2003
---------------------------
William A. Benton

         *                               Director                               October 15, 2003
---------------------------
Elizabeth C. Bogan

         *                               Director                               October 15, 2003
---------------------------
Donald M. Halsted, Jr.

         *                               Director                               October 15, 2003
---------------------------
George R. Lieberman

         *                               Director                               October 15, 2003
---------------------------
Duncan O. McKee

         *                               Director                               October 15, 2003
---------------------------
Nicolas W. Platt

/s/ Gary I. Levine                       Vice President and Treasurer           October 15, 2003
------------------
Gary I. Levine                           (Principal Financial Officer)



*  By /s/ Thomas H. Dinsmore, pursuant to a Power of Attorney.

                                  Exhibit Index


Exhibit Number    Document

(b)               Third Amended and Restated Bylaws dated July 17, 2003
(d)(1)            Form of Specimen Share Certificate for Common Stock
(k)(2)            Form of Subscription Agent Agreement
(k)(3)            Information Agent Agreement
(l)               Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP
(n)               Consent of PricewaterhouseCoopers, LLP